   THE
PRUDENTIAL
SERIES FUND, INC.

[GRAPHIC]

ANNUAL REPORT TO
CONTRACT OWNERS AND
PROSPECTUS SUPPLEMENT

Pruco Life's PRUvider(SM)
Pruco Life of New Jersey's PRUvider(SM)

DECEMBER 31, 1998

IFS-19990208-A037407

[LOGO] PRUDENTIAL
       The Prudential Insurance
       Company of America
       751 Broad Street
       Newark, NJ 07102-3777

================================================================================
                        THE PRUDENTIAL SERIES FUND, INC.

             AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 19981

----------------------------------------------------------------------------------------------
                               Six      One     Three   Five      Ten      Since    Inception
                              Months    Year    Years   Years    Years   Inception     Date
----------------------------------------------------------------------------------------------
Balanced Portfolios

Conservative Balanced         3.44%    11.74%   12.61%  10.65%   11.31%    10.86%      5/83
Flexible Managed              0.59     10.24    13.90   12.19    13.15     12.06       5/83

1 "Average Annual Total Return" is an average rate of return based on growth or decline in the amounts invested plus the reinvestment of all dividends over the periods ended 12/31/98. Source: Prudential. Six-month returns not annualized.

The rates of return quoted above and on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Variable life insurance and variable annuities are offered by Pruco Securities Corporation and Prudential Securities Incorporated, both subsidiaries of Prudential. The principal business address of Pruco Securities is 751 Broad Street, Newark, NJ 07102-3777. Prudential Securities is located at One Seaport Plaza, New York, NY 10292.

================================================================================
 TABLE OF CONTENTS

I.    LETTER TO CONTRACT OWNERS                                             2

      1. Market Review                                                      4

      2. Investment Outlook                                                 8

      3. Individual Portfolios

         Conservative Balanced Portfolio                                   10

         Flexible Managed Portfolio                                        12

II.   THE PRUDENTIAL SERIES FUND, INC.

      1. Financial Statements                                              A1

      2. Schedule of Investments                                           B1

      3. Notes to Financial Statements                                     C1

      4. Financial Highlights                                              D1

      5. Report of Independent Accounts                                    E1

      6. Prospectus Supplement                                             F1

YEAR ENDED DECEMBER 31, 1998

LETTER TO CONTRACT OWNERS

[PHOTO]

MENDEL A. MELZER, CFA
CHAIRMAN

================================================================================
"We continue to believe that diversification and a long-term perspective are the keys to a successful investment strategy and can help you receive more consistent returns over time."

DEAR CONTRACT OWNER:

We are pleased to provide to you our Annual Report on the investment performance of the two portfolios of The Prudential Series Fund, Inc., which are available to you in your PRUvider(SM) variable life insurance contract.

Last year, the stock market registered double-digit returns for an unprecedented fourth consecutive year. However, the global financial crisis drove many investors to focus on only the largest and most marketable securities. As a result, companies with the most predictable earnings and largest market capitalization generated most of the stock market gains while small-company and value stocks lagged dramatically. This "flight to quality" also drove the yield on the 30-year Treasury bond down to 4.71%, its lowest level since April 1967.

The turning point for the financial markets came in the fall when a round of interest rate cuts by central banks around the world, including the U.S. Federal Reserve, fueled investor confidence and prompted investors to move money back into riskier investments with higher potential total returns. (Total return is interest or dividends plus capital appreciation.) Forecasts that there would be a huge rise in on-line business also helped the bull market regain its footing by sparking a fourth quarter rally in technology stocks.

HOW DID OUR PORTFOLIOS PERFORM?

The Prudential Series Fund Conservative Balanced and Flexible Managed Portfolios delivered double-digit returns for the year, although they underperformed their benchmarks.

Both the Conservative Balanced and Flexible Managed Portfolios hold a combination of stocks, bonds and money market securities. The Conservative Balanced Portfolio holds more in bonds and money market securities, which generally makes it less volatile but may also reduce returns when stock prices are rising. This was the case in 1998. The Portfolio had a one-year return of 11.74%, compared with the 14.79% return for the Lipper (VIP) Balanced Average.

While the Flexible Managed Portfolio holds more in stocks--increasing the possibility of higher returns when stocks are rising in price--the stock allocation holds mostly value stocks, which were largely out of favor last year. It returned 10.24% for the year, compared with the 13.50% return for the Lipper
(VIP) Flexible Average. As always, remember that past performance is no guarantee of future results.

KEEP THE MARKETS IN PERSPECTIVE.

As we begin the new year, the U.S. stock market is at historic highs in terms of the price placed on companies' earning powers. We expect markets eventually to bring prices in line with earnings performance. We have already begun to see fixed-income investors shift money back into investment-grade and high-yield corporate bonds, as well as into emerging market, mortgage-backed and asset-backed securities. Furthermore, growth and value styles of investing tend to alternate in superior performance, making it often unwise to chase last year's market winners.

We continue to believe that diversification and a long-term perspective are the keys to a successful investment strategy and can help you receive more consistent returns over time. It is also a good practice to rebalance your holdings when necessary, to keep your asset allocation consistent with your objectives and risk tolerance.

Your Prudential professional will be happy to help you review and structure a program to meet your long-term financial goals. All of us at Prudential thank you for your business and look forward to helping you plan for your future.


/s/ Mendel Melzer

Mendel A. Melzer, CFA
Chairman,
The Prudential Series Fund, Inc.

January 22, 1999

================================================================================
IMPORTANT NOTE

The rates of return quoted on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the portfolio and, when redeemed, may be worth more or less than their original cost. Changes in contract values depend not only on the investment performance of the portfolio but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under the contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Your Prudential Representative/Pruco Securities Registered Representative can provide you with actual rates of return for your type of variable life insurance or annuity contract and show you a personalized illustration of how insurance charges affect the returns you experience.

1998 MARKET COMMENTARY

MARKET OVERVIEW

o The Asian economic and financial crises, which culminated in the Russian default, drove down the price of stocks throughout that region and then throughout the world in the third quarter.

o Despite this volatility, most stock markets around the world posted double-digit gains for the year. Interest rate cuts by the U.S. Federal Reserve in September, October and November restored investor-confidence in the markets.

o However, the performance of the average stock was below historical levels. In the U.S., most of the gains were driven by the largest stocks with the strongest franchises. Substantial performance disparities developed between large-capitalization companies and small-capitalization companies and between value and growth stocks.

o The prospect that the Internet will transform society led to an almost unbelievable speculation in Internet-related stocks.

o Investor uncertainty also manifested itself in the bond markets. Pursuit of the safest government bonds resulted in a significant rise in the yields of riskier bonds.

U.S. STOCKS

DIVERGING MARKETS

Normally, the way to make money is to buy low and sell high. But looking at last year's performance of stocks and bonds, it appears that the strategy that worked best in 1998 was "momentum investing"--buying more of the most popular, most expensive securities. Companies with the most predictable earnings and largest market capitalization, which already were expensive at the beginning of 1998, generated most of the year's stock market gains while small-company and value stocks lagged dramatically.

Why did investors decide to buy high? The trouble began when the government of Thailand devalued the baht in 1997. The currencies of several neighboring countries also weakened and investors grew increasingly concerned about the impact of an Asian economic slowdown.

This prompted many investors to focus on a few large, well-known companies, which were expected to have more predictable earnings and marketable stocks. When the Russian turmoil erupted last August, the focus on security intensified.

Since investors were willing to pay a premium for these well-known companies, they boosted the return of these few firms above all others. Conversely, small-company stocks, which generally are more vulnerable to negative financial and economic news than large-company stocks, had a sharp price-drop in 1998.

The views expressed are as of 1/22/99 and are subject to change based on market and other conditions.

================================================================================
HOW THE MARKETS COMPARED/1/

                                    [GRAPHIC]

                                       Average Return Over Past 20 Years
                  1998                           (Annualized)

Money Markets      4.8%                              7.6%
Bonds              9.5%                             10.2%
Foreign Stocks    24.8%                             15.3%
U.S. Stocks       28.6%                             17.8%

This chart compares the 12-month return as of 12/31/98 for various categories of investments with the average annual total return over 20 years for the same investment. As you can see, stock and bond market returns can vary considerably from year to year. Unlike stocks, bonds generally offer a fixed rate of return and principal if held to maturity. An investment's past performance should never be used to predict future results. There are different risks associated with each investment sector, which should be carefully considered before investing.

/1/ Source: Lipper Analytical Services, Inc. For purposes of comparison only. U.S. money markets as measured by Lipper Money Market Average. Bonds as measured by the Lehman Brothers Gov't. Corp. Index. Foreign stocks as measured by the Morgan Stanley Capital International World Index. U.S. stocks as measured by the S&P 500 Composite Stock Price Index.

In addition, value stocks--those that are inexpensive in terms of price-to-cash flow, earnings and book value--also lagged large growth stocks dramatically. This divergence in the market is reflected in the year-end returns of the major equity indexes.

The Standard & Poor's 500 Composite Stock Price Index (the S&P 500 Index), which represents the broad market to many investors, plunged in the third quarterbut ended 1998 with a total return of 28.6%. The stocks of companies with the largest capitalization, measured by the Russell Top 200 Index (published by the Frank Russell Company), gained a substantial 33.4% over the year.

However, the small-cap Russell 2000 Index actually fell by 2.6%. (Market capitalization, frequently referred to as market cap or market value, is the price that the stock market puts on an entire enterprise. It is calculated by multiplying the current market price by the number of shares outstanding.)

As for the performances of growth and value stocks in the S&P 500, the S&P/Barra Growth Index returned 42.1% for the year, versus the S&P/Barra Value Index, up only 14.7%--an unusually wide 27-percentage-point difference.

In many cases, however, the earnings of the most popular companies did not rise as much as their share prices. Investors paid more and more for each dollar of these firms' profits in 1998. Many of the market leaders' stocks reached prices 60 to 70 times their annual earnings, compared with historical average price-to-earnings (P/E) ratios of less than 20 times earnings.

1998 WINNERS AND LOSERS

TECHNOLOGY STOCKS BIG WINNERS IN 1998

The Technology sector, driven by new low-cost computers and the prospect that Internet commerce will transform the way we do business, led the market in 1998 with a 67.4% growth. Dell Computer was a large contributor to the sector's performance, up 249%. Software giants Microsoft and Apple were other major contributors, rising 118% and 212%, respectively. The return of co-founder Steve Jobs and the introduction of new low-priced iMac computers helped Apple come back after languishing among the worst performers on the S&P 500 Index just one year ago. It was the second-best performing stock in the Index. EMC Corp., the world's largest maker of data-storage devices, claimed the #3 spot on the "S&P 500 Index Top 10" list, up 210% for the year. Inspired by expectations more than by current earnings, the prices of companies of Internet-related stocks shot up to unprecedented levels.

CONSUMER CYCLICALS FINISHED SECOND

The Consumer Cyclicals sector came in a distant second for the year, but still averaged an impressive 45.0% gain. Gap Inc. was the best name in the sector by far, up 138%. Gap was the 10th best-performing company in the S&P 500 Index in 1998 as its line of khaki pants and casual clothes rode the trend toward less formal work attire. Lowes Corp., up 115%, Home Depot, up 108%, and Wal-Mart, up 108%, were the other companies in the sector that doubled their prices for the year.

================================================================================
TECHNOLOGY LED THE MARKET IN 1998

                                    [GRAPHIC]

Tech.                        67.4%
Cons. Cycl.                  45.0%
Utilties                     39.7%
Cons. Growth                 27.4%
Indust.                      12.6%
Finance                      11.4%
Energy                       0.94%

--------------------------------------------------------------------------------
Source: Standard & Poor's as of 12/31/98. Past performance is not indicative of future results.

1998 MARKET COMMENTARY continued

INDUSTRIALS LAGGED

In our view, the Industrial sector of the U.S. economy suffered a brief recession in mid 1998, due to the consequences of Asia's economic contraction. The Far East is a major user of industrial products, such as machinery and metals. Overbuilding and the declining cost of production in that region were largely responsible for the sector's poor showing in the stock market. Within the industrial sector of the S&P 500, machinery and nonferrous metals companies were among the worst performers, losing 20% and 28%, respectively. Stronger performances by office equipment and supplies companies and commercial services helped the sector as a whole return just under 13%.

ENERGY DEMAND WAS LOW

The Energy sector, plagued by low demand throughout 1998 and a steep decline in oil prices toward the end of the year, eked out a return of only 0.9%. Rowan, down 68%, was among the worst performers in the sector. This oil service company suffered as major oil producers reduced exploration and drilling operations and crude oil prices plunged to 12-year lows. Baker Hughes, the fourth-largest U.S. oil field services and equipment company, was down 59% for the year. It has announced plans to eliminate 2,000 jobs.

THE WORLD

A TUMULTUOUS TWELVE MONTHS

In 1998, the European stock markets took investors on a tumultuous roller-coaster ride. They staged an incredible rally in the first half of the year, returning 27%, as measured by the Morgan Stanley Capital International
(MSCI) Europe Index in U.S. dollars. But investor anxiety hit Europe hard in August. Double-digit declines were almost universal and many of the stock markets gave up almost half of the gains made earlier in the year.

The decline was partly in reaction to the falling U.S. market, but it also reflected fears of exposure to economic turmoil in Russia. Then in the last quarter of the year, as central banks around the world lowered interest rates and enthusiasm built in Europe for the year-end monetary union, the MSCI Europe Index regained momentum and recouped what it had lost over the summer to end the year up 29%.

Finland's stock market alone returned 123% in 1998, thanks in part to its strong telecommunications and electronics industries. The worst market in Europe was Norway. Hammered by sagging oil prices, the Oslo Stock Exchange fell 30%.

Asian returns were dominated by the contraction of the region's economy. Japanese stocks had a positive return to U.S. investors only because the yen appreciated against the dollar.

The weakening dollar, aided by signs of economic stabilization, also pushed Thai-land into positive territory. Only the Australian, Korean and Philippine markets rose in their own currencies.

================================================================================
GLOBAL STOCK MARKET PERFORMANCE1 (U.S. $) IN 1998

                                    [GRAPHIC]

    28.9%       24.8%         20.3%          5.3%          -5.1%

    MSCI        MSCI          MSCI           MSCI           MSCI
    Europe      World         EAFE           Japan        Pacific
    Index       Free          Free           Index       (Ex-Japan)
                Index         Index                      Free Index

--------------------------------------------------------------------------------
/1/ Source: Morgan Stanley Capital International as of 12/31/98.

The Morgan Stanley Capital International (MSCI) World Free Index is a weighted, unmanaged index of the performance of 1,472 securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East.

Morgan Stanley country indexes [Europe, Asia, Far East (EAFE), Pacific and Japan] are unmanaged indexes that include stocks making up the largest two-thirds of each country's total stock market capitalization. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in indexes.

BONDS

FLIGHT-TO-QUALITY INVESTING BREEDS ILLIQUIDITY

What did fixed-income investors want most in 1998? In two words, Quality and Liquidity. During the volatile market conditions that characterized much of the year, they fled to the highest-quality government securities--U.S. Treasuries--even if it meant paying more and receiving lower returns.

The U.S. Treasury is the world's largest issuer of debt. Moreover, that debt is backed by the full faith and credit of the federal government. Treasuries were therefore an ideal "safe haven" investment. Major European government bond markets were another safe port amid last year's global financial storm.

As a result of this "flight to quality," bond markets in late summer and early October were plagued by illiquidity, or difficulty buying and selling all but the most sought-after Treasuries. Growing demand for Treasuries fueled such a strong rally that the yield on the 30-year Treasury bond fell to 4.71% on October 5, its lowest level since April 1967. (Bond yields move in the opposite direction of prices.) Yields on Treasury notes and bills also sank as a huge inflow of cash into money market funds prompted portfolio managers to buy short-term government securities.

These sharp drops meant that the spread, or difference in yield, between Treasuries and other debt securities, such as investment-grade corporate bonds, widened significantly, indicating investors were less willing to take a chance on the relatively more risky bonds.

An even more dramatic indication of illiquidity was investors' strong preference for "on the run," or the most recently auctioned, Treasuries versus "off the run," or older, less-frequently traded issues. Both offer the same credit quality. Yet the spread between yields of "on the run" and "off the run" Treasuries, which might normally be a few basis points, rose to as much as 40 basis points in some cases. (A basis point is 1/100th of a percentage point.) This wide gap reflected investors' willingness to pay more and accept lower returns for greater liquidity.

This stampede away from both risky and safe bonds was one of the major factors that spurred the Federal Reserve to action. Had the trend been allowed to continue, it might have threatened the U.S. economic expansion. The Federal Reserve cut the Federal funds rate (what banks charge each other to borrow overnight) by a quarter percentage point on September 29, October 15 and November 17. The reductions left the key short-term rate at 4.75%. The mid-October move did the most to restore liquidity to the bond markets, as this marked the first time in four and a half years that monetary policy was changed between the central bank's regularly scheduled meetings. The unusual timing of this move encouraged investors and spurred lenders to provide businesses with money and should help foster U.S. economic growth in the future.

By the end of the year, the battered bond markets had staged a respectable recovery. Investors had begun to shift money out of Treasuries back into investment-grade and high yield corporate bonds as well as emerging market, mortgage-backed and asset-backed securities.

================================================================================
GLOBAL BONDS DELIVER ATTRACTIVE RETURNS IN 1998

Global (U.S. dollar)           15.3%
U.S. Treasuries                10.0%
Aggregate Index                 8.7%
Corporates                      8.6%
Mortgages                       7.0%
High Yield                      1.6%
Emerging Markets              -11.6%

--------------------------------------------------------------------------------
Source: Lehman Brothers, as of 12/31/98. Past performance is not indicative of future results.

1999 INVESTMENT OUTLOOK

ECONOMIC OUTLOOK

SLOW GROWTH AND TAME INFLATION

Our economists at Prudential expect the economy to slow to a 2% pace in the first half of 1999, but they do not expect the deceleration to be sharp. First, the U.S. economy has more momentum than expected. This growth has come from solid sources such as consumer expenditures, not from short- term factors such as fluctuations in inventories. Second, a sharp increase in bank lending, narrowing credit spreads and a rebound in the stock market have for the most part silenced talk of a severe credit crunch. Lastly, recent employment reports and vehicle sales indicate that above-trend growth still continues. Our economists are also calling for growth to increase to 3% in the second half of the year as businesses stock up on inventories in anticipation of Year 2000 computer problems.

We believe inflation will remain tame in 1999. Inflation, as measured by the Consumer Price Index, is expected to level out at 2.25%. The Consumer Price Index, which climbed 2% in the second half of 1998, is expected to rise by 2.4% in the first half of 1999 and settle at 2.2% in the latter half. Oil prices remain the biggest wild card in our inflation forecast. According to our economists and most Wall Street firms, as Asia recovers and more seasonable colder weather descends upon the United States and Japan, oil prices should rise.

These projections imply that the Federal Reserve is not likely to tinker with U.S. monetary policy in 1999 through further cuts in interest rates.

STOCK MARKET OUTLOOK

RECONSIDER EXPECTATIONS

Markets generally bring prices in line with earnings performance sooner or later. Although the market may rise in 1999, the likelihood that it will match the phenomenal gains of the last four years is not very high. Since the stock market leaders have become very expensive relative to their earnings prospects, investors may want to consider directing some assets to the underpriced sectors of the market.

TIME TO REBALANCE

The disparity in returns (and valuations) among market sectors, investment styles and capitalization groupings reminds us of the importance of diversification and a long-term view. Rarely does the top-performing sector of the market remain the same over time.

Investors interested in rebalancing should consider value stocks, which in general are selling at significant discounts to the market, as well as small- and mid-cap growth stocks. Many of these companies have strong pricing power. In addition, given their strong performance in the fourth quarter of last year, emerging markets and Asia may be starting their recovery at very inexpensive levels. One place we believe investors should stay put is Europe, where the bull market has yet to run its course. The advent of the new currency, the Euro, is expected to lead to a large-scale restructuring of investment portfolios, which may favor the larger, more familiar European companies.

================================================================================
A REALITY CHECK

Since 1925, the U.S. stock market's average return has been 11.2% as measured by the S&P 500 Index. Yet in recent years, returns have been much higher, as the chart below shows.

================================================================================
RETURNS OF THE U.S. STOCK MARKET

                           AVERAGE
                           ANNUAL
                           RETURN
                         ----------

  1925-1998                 11.2%

--------------------------------------------------------------------------------
Source: Ibbotson Associates.

  LAST FOUR YEARS
  1995                     37.5%
  1996                     23.0%
  1997                     33.4%
  1998                     28.6%

--------------------------------------------------------------------------------
Source: Lipper Analytical Services, Inc.

With the highest valuation levels in history at a time when corporate profits are slowing, we believe it is prudent to remember that recent rates of return are unlikely to continue.

U.S. BOND MARKETS

GUARDED OPTIMISM

While last summer's wariness will not easily be forgotten, many investors are once again embracing fixed-income markets with guarded optimism. Much will depend on how the U.S. economy fares. The manufacturing arm is coming out of a recession and service-sector growth could continue at a brisk, if somewhat slower, pace than last year. Some Asian economies have begun to improve, pointing toward stronger demand for American-made machinery and other industrial goods.

These and other signs indicate that the U.S. economy is on course to make a soft landing in 1999. In other words, the economy should grow at a slower pace but avoid sliding into a recession. The three Federal funds rate cuts enacted late last year could act as a safety net, encouraging economic growth through lower borrowing costs. But it usually takes between nine months and a year for an interest rate cut to work its way through the economy. This leaves plenty of time for the economy to lose steam.

By some measures, the average spread, or difference in yield, between junk bonds and Treasuries was just over 600 basis points at year-end (according to the Chase High Yield Index). Although this spread is down from the more than 700 basis points of last summer, it is still much higher than the 400 to 500 basis points that would be expected with the junk bond default rate currently at its historical average of 3.0%. In short, we believe junk bonds are somewhat undervalued right now considering the level of risk involved.

If the economy behaves as expected, the yield on the 30-year U.S. Treasury bond should fluctuate in a fairly narrow range between 4.75% and 5.75% this year. Investment-grade and high yield corporate bonds should perform better than federal government securities as investors seek securities that provide incremental yield over Treasuries. In fact, demand for junk bonds and investment-grade corporate bonds has already increased in the new year because they are viewed as beneficial additions to a portfolio in the low-rate environment.

Prices of investment-grade corporate bonds have recovered roughly half of their losses from last year, depending on which sector of the market is considered. For example, financial services bonds bounced back solidly, but energy bonds have gained only modestly amid continued concern about the impact of low oil prices. Overall, corporate balance sheets are still in good shape as debt as a percentage of equity is still at manageable levels.

Bargain hunters should also look to the municipal bond market, where the average insured, triple-A-rated bond maturing in 30 years was yielding approximately 95% as much as comparable Treasuries at year-end. Historically, these bonds have yielded roughly 87% of what Treasuries yield, because their interest income is exempt from federal income taxes and, in some cases, state and local taxes as well.

PRUDENTIAL CONSERVATIVE BALANCED PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio--which invests in a conservative mix of bonds, stocks and money market securities--returned 11.74%, for the year ended December 31, 1998, well above the average bond return. However, it trailed the 14.79% return of the Lipper (VIP) Balanced Fund Average because the Portfolio's conservative mandate requires a smaller proportion of stocks in the asset allocation than the typical balanced portfolio. Active management of our asset allocation added to the Port-folio's performance, but both our bonds and the portion of our stocks that are actively managed trailed their benchmarks.

================================================================================
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1998

                                            SIX       ONE       THREE      FIVE        TEN
                                          MONTHS      YEAR      YEARS      YEARS      YEARS
---------------------------------------------------------------------------------------------
CONSERVATIVE BALANCED PORTFOLIO/1/         3.44%     11.74%     12.61%     10.65%     11.31%
---------------------------------------------------------------------------------------------
LIPPER (VIP) BALANCED AVG./2/              4.66%     14.79%     15.40%     13.73%     12.21%
---------------------------------------------------------------------------------------------
S&P 500 INDEX/3/                           9.24%     28.60%     28.23%     24.05%     19.19%
---------------------------------------------------------------------------------------------
LEHMAN GOV'T./CORP. BOND INDEX/4/          5.09%      9.47%      7.33%      7.30%      9.33%
---------------------------------------------------------------------------------------------

Conservative Balanced Portfolio inception date: 5/13/83.

================================================================================
$10,000 INVESTED OVER TEN YEARS

                                    [GRAPHIC]

$57,864 S&P 500 INDEX/3/
$31,739 LIPPER (VIP) BALANCED AVG./2/
$29,177 CONSERVATIVE BALANCED PORTFOLIO/1/
$24,409 LEHMAN GOV'T./CORP. BOND INDEX/4/

       Conservative    Lipper (VIP)    Lehman Gov't.
         Balanced        Balanced       /Corp. Bond       S&P 500
        Portfolio/1/       Avg./2/        Index/4/        Index/3/

88        10000           10000           10000           10000
          10856           11075.6         10923           11652.2
89        11698.6         11767.1         11423.4         13163.1
          12091.7         11983.6         11699.4         13568.4
90        12315           11891.2         12369.8         12754
          13320.4         12887.2         12895.1         14568.6
91        14663.9         14420.5         14364.5         16631.2
          14795.5         14567.8         14722           16519.4
92        15683.6         15592           15453.5         17896.5
          16911           16618.8         16657.5         18767.1
93        17596.7         17427.3         17158.2         19696.3
          17186.5         16747           16414.3         19029.9
94        17426.5         17014.5         16556.2         19955.1
          19140.8         19289           18509.1         23983.2
95        20436.4         21002.2         19742           27445
          21466.8         21872.9         19370.8         30213.9
96        23016.7         23575.6         20315.1         33742.2
          24810.9         25884           20872.7         40692.2
97        26113.3         27935           22297.4         44995.6
          28207.7         30588.4         23227.5         52969.7
98        29177.7         31739.3         24409.7         57864


--------------------------------------------------------------------------------

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Balanced Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

3 The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

4 The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

================================================================================

                                    [GRAPHIC]

INVESTMENT GOAL

Favorable total return consistent with a more conservatively managed diversified portfolio.

TYPES OF INVESTMENTS

Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE

The Portfolio management team holds a baseline allocation of 35% stocks, 35% bonds and 30% money market instruments.

PERFORMANCE REVIEW.

We Added Value with Active Asset Allocation. We kept our money market allocation considerably below our benchmark, shifting the allocation to intermediate-term bonds. By year's end, we also held nearly 40% of the Portfolio's assets in stocks. We invested 80% of the stocks in a strategy designed to match the risk and return characteristics of the S&P 500 Index. That strategy paid off in 1998, as the S&P 500 Index outpaced most active equity managers.

A Poor Year for Value Stocks. The actively managed portion of our stock allocation favors companies trading at attractive prices for their earning potentials. These stocks did not participate in the stock market rally.

Bond Markets Became Very Focused. After Russia defaulted on some debt, bond investors focused on U.S. Treasury bonds. Although we had reduced our exposure to corporate and foreign issuers early in the year, a few remaining holdings performed poorly.

STRATEGY SESSION.

ACTIVE ASSET ALLOCATION. We use a mathematical model to compare the expected return on the entire stock market (determined primarily by prices and estimated earnings) to long-term interest rates. We try to increase the proportion of the asset class (e.g., stocks, bonds or money market instruments) that offers the best value at any time. We believe asset class has a greater impact on returns over the long term than selection of individual securities. Therefore, these shifts in allocation may affect your return significantly. However, because of the Portfolio's conservative mandate, active asset allocation plays a smaller role than it does in the Flexible Managed Portfolio. Your equity allocation is shared between a portion managed to mirror the behavior of the S&P 500 Index and a portion actively managed in a value style.

VALUE INVESTING. Research has shown that a value style has beaten growth over the long run, particularly because it holds up better in falling markets. This wasn't true over the past 12 months, because investors behaved in an unusual way this year. They tended to favor stocks that already were expensive, instead of emphasizing better values. We believe this was a panic reaction, not typical of normal investor behavior. In addition, our value style has led us away from stocks of the largest firms. The market-leading stocks reached record levels of price-to-earnings ratios--60 to 70 times annual earnings per share and more. We don't believe those ratios, many times higher than historical levels, can be sustained over the long term.

MID-SIZED AND SMALL COMPANIES. Historically, stocks of firms with small market capitalization (the total value of all outstanding stock) have tended to outperform stocks of their larger counterparts. Unfortunately, the opposite occurred in 1998, with small-company stocks trailing larger by the widest margin since 1929. While the reason for this underperformance remains elusive, lower earnings growth, low inflation and the global financial crisis probably all contributed to the underperformance. Over the long term, we believe these smaller stocks should outpace larger and more expensive stocks.

BOND MARKETS CALMER. In mid-1998, a Russian default led bond investors to focus on only the very safest securities. The bonds of even the strongest corporations became much less expensive than Treasury bonds of similar maturity. Fort-unately, we had reduced our exposure to these bonds before the bond market fell in late summer. We believe the price differences between corporate and Treasury bonds should narrow somewhat in 1999 and are maintaining our emphasis on corporate bonds.

Outlook

PORTFOLIO MANAGER
MARK STUMPP

FINDING MISVALUATIONS.

"We expect a better investing environment in 1999. The continued volatility in stock and bond markets can make opportunities for our portfolio managers by creating misvaluations between stock and bond prices that our active asset allocation may exploit. Nineteen ninety-eight was the fifth consecutive year of underperformance by both mid-sized company and value-oriented stocks. We do not expect this performance discrepancy to persist. If the past is any guide, these stocks may go through a period of superior performance in the near future."

                               PORTFOLIO MANAGERS

                                     [PHOTO]

                                   MARK STUMPP

                                     [PHOTO]

                               JOHN W. MOSCHBERGER

                                     [PHOTO]

                                 WARREN E. SPITZ

                                     [PHOTO]

                                 TONY RODRIGUEZ

================================================================================
PORTFOLIO COMPOSITION
                          AS OF 12/31/98
                          --------------
Bonds                         55.2%
Stocks                        39.4%
Money Market                   5.4%

--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
TOP SECTORS - STOCK
                            12/31/98
                           ----------
Consumer Growth & Staples     11.6%
Technology                     6.8%
Finance                        6.2%
Industrials                    5.2%
Utilities                      3.4%
Energy                         2.9%
Consumer Cyclicals             2.8%

TOP SECTORS - BOND
                            12/31/98
                           ----------
Industrial                    22.4%
Financial                     19.4%
Other                          5.1%
Utility                        4.9%
U.S. Treasuries                3.4%

--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

PRUDENTIAL FLEXIBLE MANAGED PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio--which invests in an actively managed mix of stocks, bonds and money market securities had a disappointing year in 1998. Although the overall return of 10.24% was good, it could have been better in a year that saw the Lipper (VIP) Flexible Fund Average rise by 13.50%. The portion of your stocks that is actively managed in a value style substantially trailed the S&P 500 Index.

================================================================================
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1998

                                       SIX      ONE     THREE    FIVE      TEN
                                      MONTHS    YEAR    YEARS    YEARS    YEARS
--------------------------------------------------------------------------------
FLEXIBLE MANAGED PORTFOLIO/1/         0.59%    10.24%   13.90%   12.19%   13.15%
--------------------------------------------------------------------------------
LIPPER (VIP) FLEXIBLE AVG./2/         3.43%    13.50%   15.49%   13.64%   14.00%
--------------------------------------------------------------------------------
S&P 500 INDEX/3/                      9.24%    28.60%   28.23%   24.05%   19.19%
--------------------------------------------------------------------------------
LEHMAN GOV'T./CORP. BOND INDEX/4/     5.09%     9.47%    7.33%    7.30%    9.33%
--------------------------------------------------------------------------------
Flexible Managed Portfolio inception date: 5/13/83.

================================================================================
$10,000 INVESTED OVER TEN YEARS

                                    [GRAPHIC]

$57,864 S&P 500 INDEX/3/
$38,003 LIPPER (VIP) FLEXIBLE AVG./2/
$34,387 FLEXIBLE MANAGED PORTFOLIO/1/
$24,410 LEHMAN GOV'T./CORP. BOND INDEX/4/

         FLEXIBLE      LIPPER (VIP)    LEHMAN GOV'T.
         MANAGED        FLEXIBLE       /CORP. BOND       S&P 500
        PORTFOLIO/1/     AVG./2/          INDEX/4/        INDEX/3/

 88       10000           10000           10000           10000
          11223.8         11085.4         10923           11652.2
 89       12176.8         12092           11423.4         13163.1
          12417.7         12455           11699.4         13568.4
 90       12409.7         12249           12369.8         12754
          13489.1         13673.7         12895.1         14568.6
 91       15565.4         15541           14364.5         16631.2
          15229.2         15507           14722           16519.4
 92       16750           16806.2         15453.5         17896.5
          18242.8         17887.7         16657.5         18767.1
 93       19359.5         18888.5         17158.2         19696.3
          18304           18098.5         16414.3         19029.9
 94       18746.9         18554.6         16556.2         19955.1
          21026.6         21291.2         18509.1         23983.2
 95       23177.3         23472.7         19742           27445
          24459.2         24917.2         19370.8         30213.9
 96       26444           27121.3         20315.1         33742.2
          29122.6         30103.2         20872.7         40692.2
 97       31194.2         32553.7         22297.4         44995.6
          34183.9         36041           23227.5         52969.7
 98       34387.2         38003.3         24409.7         57864.8

--------------------------------------------------------------------------------

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Flexible Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

3 The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

4 The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

                                    [GRAPHIC]

INVESTMENT GOAL

High total return consistent with a more aggressively managed diversified portfolio.

TYPES OF INVESTMENTS

Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE

The Portfolio management team holds a baseline allocation of 60% stocks and 40% bonds.

PERFORMANCE REVIEW.

A Good Year for Indexing. Early in the year we invested about one-half of the Portfolio's stocks in a style designed to mirror the risk and return of the S&P 500 Index.

The overall stock market was dominated by the performance of a few stocks contained in the Index. These few stocks rose so much that the Index outperformed most active stock managers.

We Added Value with Active Asset Allocation. We kept cash levels to a minimum and over the year we actively shifted assets between stocks and bonds.

A Poor Year for Value Stocks. Half of our stocks are managed with an active style that has a significant exposure to stocks of mid-sized companies with strong earning potential trading at attractive values. These stocks did not participate in the stock market rally.

STRATEGY SESSION.

ACTIVE ASSET ALLOCATION. We use a mathematical model to compare the expected return on the entire stock market (determined primarily by prices and estimated earnings) to long-term interest rates. We try to increase the proportion of the asset class (e.g., stocks or bonds) that offers the best value at any time. We believe asset class has a greater impact on returns over the long term than selection of individual securities. Therefore, these shifts in allocation may affect your return significantly. Your equity allocation is shared between a portion managed to mirror the behavior of the S&P 500 Index and a portion actively managed in a value style.

VALUE INVESTING. Research has shown that a value style has beaten growth over the long run, particularly because it holds up better in falling markets. This wasn't true over the past 12 months, because investors behaved in an unusual way this year. They tended to favor stocks that already were expensive, instead of emphasizing better values. We believe this was a panic reaction, not typical of normal investor behavior. In addition, our value style has led us away from stocks of the largest firms. The market-leading stocks reached record levels of price-to-earnings ratios--60 to 70 times annual earnings per share and more. We don't believe those ratios, many times higher than historical levels, can be sustained over the long term.

MID-SIZED AND SMALL COMPANIES. Historically, stocks of firms with small market capitalization (the total value of all outstanding stock) have tended to outperform stocks of their larger counterparts. Unfortunately, the opposite occurred in 1998, with small-company stocks trailing larger by the widest mar-gin since 1929. While the reason for this underperformance remains elusive, lower earnings growth, low inflation and the global financial crisis probably all contributed to the underperformance. Over the long term, we believe these smaller stocks should outpace larger and more expensive stocks.

BOND MARKETS CALMER. In mid-1998, a Russian default led bond investors to focus on only the very safest securities. The bonds of even the strongest corporations became much less expensive than Treasury bonds of similar maturity. Fortunately, we had reduced our exposure to these bonds before the bond market fell in late summer. We believe the price differences between corporate and Treasury bonds should narrow somewhat in 1999 and are maintaining our emphasis on corporate bonds.

OUTLOOK

PORTFOLIO MANAGER
MARK STUMPP

FINDING MISVALUATIONS.

"We expect a better investing environment in 1999. The continued volatility in stock and bond markets can make opportunities for our portfolio managers by creating misvaluations between stock and bond prices that our active asset allocation may exploit. Nineteen ninety-eight was the fifth consecutive year of underperformance by both mid-sized company and value-oriented stocks. We do not expect this performance discrepancy to persist. If the past is any guide, these stocks may go through a period of superior performance in the near future."

                               PORTFOLIO MANAGERS

                                     [PHOTO]

                                   MARK STUMPP

                                     [PHOTO]

                               JOHN W. MOSCHBERGER

                                     [PHOTO]

                                 WARREN E. SPITZ

                                     [PHOTO]

                                 TONY RODRIGUEZ

================================================================================
PORTFOLIO COMPOSITION
                          AS OF 12/31/98
                          --------------
Stocks                        53.6%
Bonds                         35.2%
Money Market                  11.2%

--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
TOP SECTORS - STOCK
                            12/31/98
                           ----------
Consumer Growth & Staples     13.0%
Industrials                   10.2%
Finance                        8.8%
Technology                     6.8%
Consumer Cyclicals             6.6%
Energy                         4.4%
Utilities                      3.5%

TOP SECTORS - BOND
                            12/31/98
                           ----------
Industrial                    15.3%
Financial                      9.3%
Utility                        4.4%
Other                          3.3%
U.S. Treasuries                2.9%

--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $4,496,058,447)..........................  $4,762,474,785
    Cash.......................................         845,314
    Interest and dividends receivable..........      42,070,945
    Receivable for investments sold............         324,115
    Due from broker -- variation margin........          85,990
    Receivable for capital stock sold..........         263,037
                                                 --------------
      Total Assets.............................   4,806,064,186
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............       6,472,779
    Payable for capital stock repurchased......       1,730,453
    Payable for investments purchased..........       1,518,060
    Accrued expenses...........................         383,124
                                                 --------------
      Total Liabilities........................      10,104,416
                                                 --------------
  NET ASSETS...................................  $4,795,959,770
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    3,181,043
      Paid-in capital, in excess of par........   4,507,920,747
                                                 --------------
                                                  4,511,101,790
    Accumulated net realized gains on
      investments..............................      15,961,929
    Net unrealized appreciation on
      investments..............................     268,896,051
                                                 --------------
    Net assets, December 31, 1998..............  $4,795,959,770
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 318,104,322 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        15.08
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Dividends (net of $227,089 foreign
      withholding tax).........................  $    24,862,659
    Interest...................................      202,415,229
                                                 ---------------
                                                     227,277,888
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       26,224,569
    Shareholders' reports......................          335,000
    Accounting fees............................          270,000
    Custodian expense..........................          210,000
    Audit fees.................................           45,000
    Legal fees.................................            4,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................           22,800
                                                 ---------------
      Total expenses...........................       27,114,369
    Less: Custodian fee credit.................          (37,735)
                                                 ---------------
      Net expenses.............................       27,076,634
                                                 ---------------
  NET INVESTMENT INCOME........................      200,201,254
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................      252,074,816
      Futures contracts........................       11,004,301
                                                 ---------------
                                                     263,079,117
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................       62,217,963
      Futures contracts........................        4,254,938
                                                 ---------------
                                                      66,472,901
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      329,552,018
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   529,753,272
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    200,201,254     $   209,904,550
    Net realized gain on investments.......................................................        263,079,117         525,175,186
    Net change in unrealized appreciation (depreciation) on investments....................         66,472,901        (148,830,270)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        529,753,272         586,249,466
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................       (201,150,300)       (209,004,256)
    Distributions from net realized capital gains..........................................       (284,059,981)       (518,358,296)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (485,210,281)       (727,362,552)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [4,155,780 and 4,585,160 shares, respectively]......................         64,306,807          74,015,405
    Capital stock issued in reinvestment of dividends and distributions [32,017,520 and
     47,801,252 shares, respectively]......................................................        485,210,281         727,362,552
    Capital stock repurchased [(34,980,138) and (24,112,955) shares, respectively].........       (542,332,348)       (394,841,365)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................          7,184,740         406,536,592
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         51,727,731         265,423,506
  NET ASSETS:
    Beginning of year......................................................................      4,744,232,039       4,478,808,533
                                                                                             ------------------  -------------------
    End of year (a)........................................................................   $  4,795,959,770     $ 4,744,232,039
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $             --     $       949,046
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $5,149,958,034)..........................  $5,386,550,009
    Cash.......................................           1,341
    Interest and dividends receivable..........      33,290,998
    Due from broker -- variation margin........         809,059
    Receivable for investments sold............         619,824
    Receivable for capital stock sold..........         232,095
                                                 --------------
      Total Assets.............................   5,421,503,326
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............       7,882,895
    Payable for capital stock repurchased......       1,607,590
    Payable for investments purchased..........       1,595,867
    Accrued expenses...........................         435,586
                                                 --------------
      Total Liabilities........................      11,521,938
                                                 --------------
  NET ASSETS...................................  $5,409,981,388
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    3,267,182
      Paid-in capital, in excess of par........   5,110,844,004
                                                 --------------
                                                  5,114,111,186
    Undistributed net investment income........         170,556
    Accumulated net realized gains on
      investments..............................      43,985,733
    Net unrealized appreciation on
      investments..............................     251,713,913
                                                 --------------
    Net assets, December 31, 1998..............  $5,409,981,388
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 326,718,180 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        16.56
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Dividends (net of $614,599 foreign
      withholding tax).........................  $    41,517,034
    Interest...................................      170,024,349
                                                 ---------------
                                                     211,541,383
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       33,049,940
    Shareholders' reports......................          415,000
    Accounting fees............................          242,000
    Custodian expense..........................          234,000
    Audit fees and expenses....................           57,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................           26,800
                                                 ---------------
      Total expenses...........................       34,027,740
    Less: custodian fee credit.................          (74,445)
                                                 ---------------
      Net expenses.............................       33,953,295
                                                 ---------------
  NET INVESTMENT INCOME........................      177,588,088
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................      471,749,472
      Futures contracts........................       42,134,442
                                                 ---------------
                                                     513,883,914
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................     (183,829,519)
      Futures contracts........................       16,684,360
                                                 ---------------
                                                    (167,145,159)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      346,738,755
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   524,326,843
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    177,588,088     $   160,063,955
    Net realized gain on investments.......................................................        513,883,914         867,691,914
    Net change in unrealized appreciation on investments...................................       (167,145,159)       (163,603,096)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        524,326,843         864,152,773
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................       (178,186,396)       (159,343,911)
    Distributions from net realized capital gains..........................................       (552,345,875)       (823,214,223)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (730,532,271)       (982,558,134)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [4,188,120 and 4,859,580 shares, respectively]......................         74,668,669          92,765,042
    Capital stock issued in reinvestment of dividends and distributions [43,615,212 and
     56,453,647 shares, respectively]......................................................        730,532,271         982,558,134
    Capital stock repurchased [(38,796,213) and (18,791,325) shares, respectively].........       (679,156,218)       (363,698,408)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        126,044,722         711,624,768
                                                                                             ------------------  -------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................        (80,160,706)        593,219,407
  NET ASSETS:
    Beginning of year......................................................................      5,490,142,094       4,896,922,687
                                                                                             ------------------  -------------------
    End of year (a)........................................................................   $  5,409,981,388     $ 5,490,142,094
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $        170,556     $       768,864
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A2

                        CONSERVATIVE BALANCED PORTFOLIO
December 31, 1998

LONG-TERM INVESTMENTS -- 94.3%

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS -- 54.9%                                      (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
AEROSPACE -- 1.3%
  Raytheon Co.,
    5.95%, 03/15/01...............................      Baa1      $  16,400  $   16,543,992
    6.00%, 12/15/10...............................      Baa1         20,000      20,000,000
    6.40%, 12/15/18...............................      Baa1         25,000      24,812,500
                                                                             --------------
                                                                                 61,356,492
                                                                             --------------
AIRLINES -- 3.3%
  Continental Airlines, Inc.,
    8.00%, 12/15/05...............................      Ba2           5,000       4,940,500
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         20,000      25,019,000
    10.375%, 02/01/11.............................      Ba1          37,905      48,392,555
  United Airlines, Inc.,
    10.67%, 05/01/04..............................      Baa3         46,865      55,450,668
    11.21%, 05/01/14..............................      Baa3         18,433      24,206,216
                                                                             --------------
                                                                                158,008,939
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.7%
  California Infrastructure,
    6.14%, 03/25/02...............................      Aaa           5,500       5,517,930
    6.17%, 03/25/03...............................      Aaa           6,000       6,073,560
    6.28%, 09/25/05...............................      Aaa           7,000       7,167,160
  Standard Credit Card Master Trust,
    5.95%, 10/07/04...............................      Aaa           4,650       4,718,262
  Team Financing Corp.,
    7.35%, 05/15/03...............................      Aa2          11,000      11,304,219
                                                                             --------------
                                                                                 34,781,131
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 3.3%
  Bank of Nova Scotia,
    6.50%, 07/15/07...............................       A1           7,200       7,250,256
  Bayerische Landesbank Girozentrale,
    5.875%, 12/01/08..............................      Aaa          22,000      22,492,800
  Capital One Bank,
    6.97%, 02/04/02...............................      Baa3         25,000      25,007,250
    7.08%, 10/30/01...............................      Baa3         35,100      35,295,507
    7.35%, 06/20/00...............................      Baa3          8,100       8,162,208
    8.125%, 03/01/00..............................      Baa3         13,150      13,341,069
  Citigroup,
    6.375%, 11/15/08..............................       A1          17,500      18,094,475
  Kansallis-Osake-Pankki, (Finland),
    8.65%, 01/01/49...............................      Baa1         10,000      10,147,200
  National Australia Bank, (Australia),
    6.40%, 12/10/07...............................       A1          14,000      14,280,000
  Okobank, (Finland),
    6.75%, 09/27/49...............................       A3           6,250       6,243,750
                                                                             --------------
                                                                                160,314,515
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 2.3%
  Cable & Wire Communications, Inc.,
    6.75%, 12/01/08...............................      Baa1         17,000      17,329,800
  Continental Cablevision, Inc.,
    8.50%, 09/15/01...............................      Ba2           5,545       5,881,914

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
CABLE & PAY TELEVISION SYSTEMS (CONT'D.)
  Tele-Communications, Inc.,
    6.34%, 02/01/02...............................      Ba1       $  12,000  $   12,291,000
    7.375%, 02/15/00..............................      Ba1          40,700      41,585,225
    8.25%, 01/15/03...............................      Baa3          2,000       2,194,800
    9.25%, 04/15/02...............................      Baa3          9,500      10,563,525
    9.875%, 06/15/22..............................      Baa3         12,900      18,288,975
                                                                             --------------
                                                                                108,135,239
                                                                             --------------
COMMERCIAL SERVICES -- 0.8%
  Cendant Corp.,
    7.75%, 12/01/03...............................      Baa1         39,000      39,416,130
                                                                             --------------
COMPUTERS SOFTWARE & SERVICES -- 0.6%
  Computer Associates International, Inc.,
    6.375%, 04/15/05..............................      Baa1         14,300      14,151,852
  Qwest Comm,
    7.25%, 11/01/08...............................      Ba1           8,000       8,180,000
  Worldcom Inc,
    6.125%, 08/15/01..............................      Baa2          6,700       6,807,066
                                                                             --------------
                                                                                 29,138,918
                                                                             --------------
CONSULTING -- 2.6%
  Comdisco Inc., M.T.N.,
    5.94%, 04/13/00...............................      Baa1         12,500      12,468,750
    6.32%, 11/27/00...............................      Baa1         37,750      37,925,915
    6.375%, 11/30/01..............................      Baa1         21,500      21,593,095
    6.65%, 11/13/01...............................      Baa1         50,000      50,385,000
                                                                             --------------
                                                                                122,372,760
                                                                             --------------
CONSUMER SERVICES -- 0.3%
  Loewen Group, Inc.,
    7.20%, 06/01/03...............................      Ba3          10,000       8,400,000
    7.60%, 06/01/08...............................      Ba3           3,400       2,686,000
  Service Corp. International,
    7.00%, 06/01/15...............................      Baa1          2,500       2,588,375
                                                                             --------------
                                                                                 13,674,375
                                                                             --------------
CONTAINERS -- 0.6%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05...............................      Ba1          30,000      30,066,300
    7.50%, 05/15/10...............................      Ba1             800         815,216
                                                                             --------------
                                                                                 30,881,516
                                                                             --------------
DRUGS & MEDICAL SUPPLIES -- 0.5%
  Mallinckrodt, Inc.,
    6.30%, 03/15/11(a)............................      Baa2         16,780      16,520,958
  Merck & Co Inc.,
    5.95%, 12/01/28...............................      Aaa          10,000       9,982,500
                                                                             --------------
                                                                                 26,503,458
                                                                             --------------
ELECTRICAL -- 0.3%
  Enersis Sa,
    6.90%, 12/01/06...............................      Baa1         10,000       9,182,000
    7.40%, 12/01/16...............................      Baa1          6,400       5,267,200
                                                                             --------------
                                                                                 14,449,200
                                                                             --------------
FINANCIAL SERVICES -- 13.2%
  Advanta Corp., M.T.N.,
    7.50%, 08/28/00...............................      Ba2          35,000      32,866,400
  Arkwright Corp.,
    9.625%, 08/15/26..............................      Baa3          8,000       9,568,800
  Associates Corp.,
    6.25%, 11/01/08...............................      Aa3          21,000      21,745,920
    6.95%, 11/01/18...............................      Aa3          24,000      25,573,920

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

DECEMBER 31, 1998

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
FINANCIAL SERVICES (CONT'D.)
  AT&T Capital Corp, M.T.N.,
    6.25%, 05/15/01...............................      Baa3      $  35,500  $   35,016,845
    7.50%, 11/15/00...............................      Baa3         47,000      47,575,280
  BCH Financial Services
    5.72%, 04/28/05...............................       A3          10,000       9,933,200
  Bear Stearns & Co,
    6.50%, 07/05/00...............................       A2          20,000      20,203,400
  Conseco Inc.,
    6.80%, 06/15/05...............................      Baa3         13,000      11,801,400
    8.70%, 11/15/26...............................      Ba2          29,813      27,237,594
    8.796%, 04/01/27..............................      Ba2           7,500       6,857,250
  ContiFinancial Corp.,
    7.50%, 03/15/02...............................      Ba1          31,300      21,910,000
    8.375%, 08/15/03..............................      Ba1          16,085      11,259,500
  Donaldson Lufkin, & Jenrette Inc.,
    5.625%, 02/15/16..............................      Baa1          5,480       5,415,117
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    6.35%, 01/15/01...............................      Baa3         11,200      11,226,992
    6.95%, 03/01/04...............................      Baa2         17,500      17,663,100
    7.00%, 06/15/00...............................      Baa3         23,000      23,098,210
    7.50%, 06/15/03...............................      Baa3          5,000       5,158,900
  First Industrial, L.P.,
    6.50%, 04/05/11...............................      Baa2          9,000       8,864,730
  General Motors Acceptance Corp., M.T.N.,
    5.95%, 04/20/01...............................       A2          30,300      30,542,400
  Household Finance Corp.,
    6.50%, 11/15/08...............................       A2          72,000      74,520,000
  Lehman Brothers Holdings, Inc.,
    6.33%, 08/01/00...............................      Baa1         17,200      17,317,476
    6.40%, 08/30/00...............................      Baa1         21,700      21,705,425
  MCN Investment Corp.,
    6.30%, 04/02/11...............................      Baa2          8,250       8,194,725
  Merrill Lynch, Pierce, Fenner & Smith, Inc.,
    6.875%, 11/15/18..............................      Aa3          16,900      17,519,385
  Morgan Stanley Dean Witter & Co., M.T.N.,
    5.89%, 03/20/00...............................       A1          20,000      20,140,800
    6.09%, 03/09/11...............................       A1          21,000      21,280,350
  PaineWebber Group, Inc.,
    7.015%, 02/10/04..............................      Baa1          6,000       6,288,840
    7.625%, 10/15/08..............................      Baa1          5,000       5,387,250
  PT Alatief Freeport Financial Co., Sr. Notes,
    (Netherlands),
    9.75%, 04/15/01 (b)/(c).......................      Ba2           8,950       6,444,000
  Salomon, Inc.,
    6.59%, 02/21/01...............................      Baa1          9,750       9,937,200
    6.75%, 02/15/03...............................      Baa1          5,000       5,137,450
    7.25%, 05/01/01...............................      Baa1          8,625       8,933,430
  Textron Financial Corp.,
    6.05%, 03/16/09...............................      Aaa          26,319      26,369,655
                                                                             --------------
                                                                                632,694,944
                                                                             --------------

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------

FOREST PRODUCTS -- 0.4%
  Fort James Corp.,
    6.234%, 03/15/11..............................      Baa3      $  17,500  $   17,664,675
                                                                             --------------
INDUSTRIAL -- 2.5%
  Compania Sud Americana de Vapores, S.A.,
    (Chile),
    7.375%, 12/08/03..............................      Baa           7,600       6,821,000
  Scotia Pacific Co.,
    7.11%, 01/20/14...............................       A3           7,900       7,518,904
    7.71%, 01/20/14...............................      Baa2         23,800      21,321,944
  Security Capital Group,
    6.95%, 06/15/05...............................      Baa1          4,500       4,297,500
  U.S. Filter Corp.,
    6.375%, 05/15/01..............................      Ba1          60,090      59,445,835
    6.50%, 05/15/03...............................      Ba1          20,000      19,481,800
                                                                             --------------
                                                                                118,886,983
                                                                             --------------
LODGING -- 0.9%
  ITT Corp.,
    6.25%, 11/15/00...............................      Ba1          23,703      22,867,232
    6.75%, 11/15/03...............................      Baa2         21,500      19,797,845
                                                                             --------------
                                                                                 42,665,077
                                                                             --------------
MEDIA -- 1.1%
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           6,425       6,704,680
  Time Warner, Inc.,
    6.10%, 12/30/01...............................      Ba1          27,650      27,926,500
    8.11%, 08/15/06...............................      Ba1           1,500       1,710,075
  Viacom, Inc.,
    7.75%, 06/01/05...............................      Ba2          13,775      14,943,533
                                                                             --------------
                                                                                 51,284,788
                                                                             --------------
MISCELLANEOUS -- 0.1%
  Tokai Pfd Capital,
    9.98%, 12/29/49...............................       A3           4,700       3,948,000
                                                                             --------------
OIL & GAS -- 0.3%
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Ba1           4,000       4,139,880
  Petro Canada,
    7.00%, 11/15/28...............................       A3          10,000       9,861,200
                                                                             --------------
                                                                                 14,001,080
                                                                             --------------
OIL & GAS SERVICES -- 3.7%
  KN Energy, Inc.,
    6.30%, 03/01/21...............................      Baa2         27,550      27,627,416
    6.45%, 11/30/01...............................      Baa2         18,000      18,009,000
  R&B Falcon Corp.
    6.50%, 04/15/03...............................      Ba1          44,350      40,283,992
    6.75%, 04/15/05...............................      Ba1          28,750      24,725,000
  Seagull Energy Co.,
    7.50%, 09/15/27...............................      Ba1           8,000       7,165,360
  Williams Companies, Inc.,
    5.95%, 02/15/10...............................      Baa2         59,000      59,064,900
                                                                             --------------
                                                                                176,875,668
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 3.5%
  Camden Prop Trst,
    7.23%, 10/30/00...............................      Baa2         22,000      22,052,800
  Colonial Realty,
    7.00%, 07/14/07...............................      Baa3          4,250       4,075,368

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

DECEMBER 31, 1998

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
REAL ESTATE INVESTMENT TRUST (CONT'D.)
  EOP Operating, L.P.,
    6.50%, 06/15/04...............................      Baa1      $   6,000  $    5,900,400
    6.625%, 02/15/05..............................      Baa          17,938      17,583,366
  Equity Residential,
    6.15%, 09/15/00...............................       A3          45,000      44,703,000
  ERP Operating, L.P.,
    6.63%, 04/13/15...............................       A3          22,400      22,103,424
  Felcor Suite Hotels, Inc.,
    7.625%, 10/01/07..............................      Ba1           8,000       7,620,000
  Gables Realty Trust,
    6.80%, 03/15/05...............................      Baa2          7,500       7,157,175
  Simon Debartolo Group, Inc.,
    6.75%, 06/15/05...............................      Baa1         17,500      16,969,750
    6.75%, 07/15/04...............................      Baa1          8,000       7,897,520
    6.875%, 10/27/05..............................      Baa1         14,858      14,539,296
                                                                             --------------
                                                                                170,602,099
                                                                             --------------
RETAIL -- 4.3%
  Federated Department Stores, Inc.,
    8.125%, 10/15/02..............................      Ba1          41,030      44,227,468
    8.50%, 06/15/03...............................      Ba1          32,400      35,736,552
  Fred Meyer, Inc.,
    7.15%, 03/01/03...............................      Ba2          12,400      12,900,712
  Rite Aid Corp.,
    6.70%, 12/15/01...............................       A3           5,000       5,128,000
  Safeway Stores Inc.,
    5.75%, 11/15/00...............................      Baa2          6,000       6,012,000
    6.05%, 11/15/03...............................      Baa2         12,000      12,082,320
  Saks Inc.,
    7.25%, 12/01/04...............................      Baa3         20,900      20,974,195
    7.50%, 12/01/10...............................      Baa3         22,500      22,498,425
    8.25%, 11/15/08...............................      Baa3         30,900      32,754,000
  Sears Roebuk & Co.,
    6.50%, 12/01/28...............................       A2          16,000      15,704,480
                                                                             --------------
                                                                                208,018,152
                                                                             --------------
TECHNOLOGY -- 0.7%
  Time Warner Inc,
    6.625%, 05/15/29..............................      Baa3         33,000      33,576,180
                                                                             --------------
TELECOMMUNICATIONS -- 2.0%
  360 Communication Co.,
    7.125%, 03/01/03..............................      Ba2          22,550      23,863,538
    7.60%, 04/01/09...............................      Ba1           7,000       7,932,750
  Sprint Cap Corp.,
    5.70%, 11/15/03...............................      Baa1         11,000      11,039,270
    6.125%, 11/15/08..............................      Baa1         25,000      25,545,750
    6.875%, 11/15/28..............................      Baa1         24,500      25,462,850
                                                                             --------------
                                                                                 93,844,158
                                                                             --------------
TOBACCO -- 1.3%
  Philip Morris Cos., Inc.,
    6.15%, 03/15/10...............................       A2          40,000      40,332,000
  RJR Nabisco, Inc.,
    8.75%, 08/15/05...............................      Baa3          6,900       6,962,584
    9.25%, 08/15/13...............................      Baa3         13,571      13,953,159
                                                                             --------------
                                                                                 61,247,743
                                                                             --------------

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
UTILITIES -- 0.5%
  Commonwealth Edison Co.,
    7.375%, 01/15/04..............................      Baa3      $  14,000  $   14,930,300
  Niagara Mohawk Power,
    7.375%, 08/01/03..............................      Ba2          10,000      10,569,100
                                                                             --------------
                                                                                 25,499,400
                                                                             --------------
WASTE MANAGEMENT -- 0.2%
  USA Waste Service,
    6.125%, 07/15/01..............................      Baa3         10,000      10,062,000
                                                                             --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 3.6%
  United States Treasury Bond,
    8.00%, 11/15/21...............................                   55,300      73,937,759
  United States Treasury Notes,
    4.75%, 11/15/08...............................                    8,600       8,667,166
    5.50%, 08/15/28...............................                   36,075      37,760,424
    5.75%, 08/15/03...............................                    3,900       4,072,458
    5.875%, 11/15/05..............................                    2,200       2,346,784
    6.375%, 08/15/27..............................                   27,000      31,032,990
    7.50%, 02/15/05...............................                      900       1,030,500
    7.875%, 11/15/04..............................                    3,000       3,475,770
  United States Treasury Strip,
    6.50%, 05/15/05...............................                   10,150      11,123,791
                                                                             --------------
                                                                                173,447,642
                                                                             --------------
TOTAL LONG-TERM BONDS
  (COST $2,694,909,653)....................................................   2,633,351,262
                                                                             --------------

COMMON STOCKS -- 38.7%                                           SHARES
                                                              -------------
AEROSPACE -- 0.6%
  Aeroquip-Vickers, Inc.....................................          4,400         131,725
  AlliedSignal, Inc.........................................         88,300       3,912,794
  Boeing Co.................................................        156,500       5,105,812
  GenCorp, Inc..............................................         98,400       2,453,850
  General Dynamics Corp.....................................         19,700       1,154,912
  Goodrich (B.F.) Co........................................         11,300         405,387
  Litton Industries, Inc.(b)................................         77,600       5,063,400
  Lockheed Martin Corp......................................         30,400       2,576,400
  Northrop Grumman Corp.....................................         10,500         767,812
  Parker-Hannifin Corp......................................         60,625       1,985,469
  Raytheon Co. (Class "B" Stock)............................         52,900       2,816,925
  United Technologies Corp..................................         36,500       3,969,375
                                                                             --------------
                                                                                 30,343,861
                                                                             --------------
AIRLINES -- 0.4%
  AMR Corp.(b)..............................................        183,600      10,901,250
  Delta Air Lines, Inc......................................         23,400       1,216,800
  Southwest Airlines Co.....................................         51,900       1,164,506
  US Airways Group, Inc.(b).................................        128,200       6,666,400
                                                                             --------------
                                                                                 19,948,956
                                                                             --------------
APPAREL -- 0.1%
  Fruit of the Loom, Inc. (Class "A" Stock)(b)..............         84,100       1,161,631
  Nike, Inc. (Class "B" Stock)..............................         45,500       1,845,594
  Phillips-Van Heusen Corp..................................         94,700         680,656
  Reebok International Ltd..................................          8,800         130,900
                                                                             --------------
                                                                                  3,818,781
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B3

DECEMBER 31, 1998

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
AUTOS - CARS & TRUCKS -- 1.0%
  Cummins Engine Co., Inc...................................          6,000  $      213,000
  DaimlerChrysler AG........................................         80,071       7,691,820
  Dana Corp.................................................         25,600       1,046,400
  Ford Motor Co.............................................        281,900      16,544,006
  General Motors Corp.......................................        213,000      15,242,813
  Genuine Parts Co..........................................         28,000         936,250
  Johnson Controls, Inc.....................................         13,200         778,800
  MascoTech, Inc............................................         94,400       1,616,600
  Midas, Inc................................................         22,100         687,862
  Navistar International Corp.(b)...........................         11,300         322,050
  PACCAR, Inc...............................................         12,200         501,725
  Titan International, Inc..................................        101,250         961,875
  TRW, Inc..................................................         19,300       1,084,419
                                                                             --------------
                                                                                 47,627,620
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 2.2%
  Banc One Corp.............................................        183,772       9,383,858
  Bank of New York Co., Inc.................................        118,000       4,749,500
  BankAmerica Corp..........................................        271,761      16,339,630
  BankBoston Corp...........................................         45,600       1,775,550
  Bankers Trust Corp........................................         15,300       1,307,194
  BB&T Corp.................................................         44,600       1,797,937
  Chase Manhattan Corp......................................        133,600       9,093,150
  Comerica, Inc.............................................         24,700       1,684,231
  First Union Corp..........................................        151,500       9,213,094
  Fleet Financial Group, Inc................................         87,000       3,887,812
  Golden West Financial Corp................................          8,900         816,019
  Huntington Bancshares, Inc................................         33,000         992,062
  KeyCorp...................................................         68,800       2,201,600
  Mellon Bank Corp..........................................         39,900       2,743,125
  Mercantile Bancorporation, Inc............................         22,700       1,047,037
  Morgan (J.P.) & Co., Inc..................................         27,800       2,920,737
  National City Corp........................................         51,400       3,726,500
  Northern Trust Corp.......................................         17,500       1,527,969
  PNC Bank Corp.............................................         47,800       2,587,175
  Providian Financial Corp..................................         22,350       1,676,250
  Regions Financial Corp....................................         30,000       1,209,375
  Republic New York Corp....................................         17,100         779,119
  Summit Bancorp............................................         27,600       1,205,775
  Suntrust Banks, Inc.......................................         33,000       2,524,500
  Synovus Financial Corp....................................         41,150       1,003,031
  U.S. Bancorp..............................................        115,300       4,093,150
  Union Planters Corp.......................................         17,000         770,312
  Wachovia Corp.............................................         32,300       2,824,231
  Wells Fargo & Co..........................................        251,300      10,036,294
                                                                             --------------
                                                                                103,916,217
                                                                             --------------
BUSINESS SERVICES -- 0.1%
  Equifax, Inc..............................................         23,500         803,406
  Omnicom Group, Inc........................................         25,400       1,473,200
                                                                             --------------
                                                                                  2,276,606
                                                                             --------------

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
CHEMICALS -- 0.7%
  Air Products & Chemicals, Inc.............................         36,900  $    1,476,000
  Dow Chemical Co...........................................         35,500       3,228,281
  Du Pont (E.I.) de Nemours & Co............................        177,200       9,402,675
  Eastman Chemical Co.......................................         12,300         550,425
  Engelhard Corp............................................         22,600         440,700
  Ferro Corp................................................        134,900       3,507,400
  FMC Corp.(b)..............................................          5,400         302,400
  Grace (W.R.) & Co.........................................         11,600         181,975
  Great Lakes Chemical Corp.................................          9,400         376,000
  Hercules, Inc.............................................         15,100         413,362
  Millennium Chemicals, Inc.(b).............................        146,527       2,912,224
  Monsanto Co...............................................         92,900       4,412,750
  Morton International, Inc.................................         20,400         499,800
  Nalco Chemical Co.........................................         10,400         322,400
  OM Group, Inc.............................................         63,300       2,310,450
  Praxair, Inc..............................................         24,700         870,675
  Raychem Corp..............................................         13,300         429,756
  Rohm & Haas Co............................................         28,800         867,600
  Sigma-Aldrich Corp........................................         15,700         461,187
  Union Carbide Corp........................................         19,300         820,250
                                                                             --------------
                                                                                 33,786,310
                                                                             --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp.(b)..........................................        129,900       2,476,219
  Deluxe Corp...............................................         12,700         464,344
  Moore Corp. Ltd...........................................         13,900         152,900
                                                                             --------------
                                                                                  3,093,463
                                                                             --------------
COMPUTER SERVICES -- 2.4%
  3Com Corp.(b).............................................         55,500       2,487,094
  Adobe Systems, Inc........................................         10,800         504,900
  America Online, Inc.(b)...................................         10,500       1,680,000
  Autodesk, Inc.............................................          7,300         311,619
  Automatic Data Processing, Inc............................         46,800       3,752,775
  BMC Software, Inc.(b).....................................         31,000       1,381,437
  Cabletron Systems, Inc.(b)................................         24,800         207,700
  Ceridian Corp.(b).........................................         11,300         788,881
  Cisco Systems, Inc.(b)....................................        241,100      22,377,094
  Computer Associates International, Inc....................         85,500       3,644,437
  Computer Sciences Corp.(b)................................         24,400       1,572,275
  Electronic Data Systems Corp..............................         76,000       3,819,000
  EMC Corp.(b)..............................................         77,700       6,604,500
  First Data Corp...........................................         67,000       2,123,062
  Microsoft Corp.(b)........................................        383,300      53,158,919
  Novell, Inc.(b)...........................................         55,000         996,875
  Oracle Corp.(b)...........................................        154,100       6,645,562
  Parametric Technology Corp.(b)............................         40,200         658,275
  Peoplesoft, Inc...........................................         30,000         568,125
  Silicon Graphics, Inc.(b).................................         29,400         378,525
  Unisys Corp...............................................         39,100       1,346,506
                                                                             --------------
                                                                                115,007,561
                                                                             --------------
COMPUTERS -- 1.5%
  Apple Computer, Inc.(b)...................................         20,800         851,500
  Compaq Computer Corp......................................        258,789      10,852,964
  Data General Corp.(b).....................................          7,600         124,925
  Dell Computer Corp.(b)....................................        196,300      14,366,706
  Gateway 2000, Inc.(b).....................................         24,300       1,243,856
  Hewlett-Packard Co........................................        162,900      11,128,106
  International Business Machines Corp......................        144,700      26,733,325
  Seagate Technology, Inc.(b)...............................         37,900       1,146,475
  Sun Microsystems, Inc.(b).................................         59,100       5,060,437
                                                                             --------------
                                                                                 71,508,294
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B4

DECEMBER 31, 1998

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
CONSTRUCTION -- 0.2%
  Centex Corp...............................................          9,300  $      419,081
  Fluor Corp................................................         13,100         557,569
  Foster Wheeler Corp.......................................          6,400          84,400
  Oakwood Homes Corp........................................        139,300       2,115,619
  Pulte Corp................................................          6,600         183,562
  Standard Pacific Corp.....................................        154,000       2,175,250
  Webb (Del E.) Corp........................................        140,300       3,867,019
                                                                             --------------
                                                                                  9,402,500
                                                                             --------------
CONTAINERS -- 0.1%
  Ball Corp.................................................          4,700         215,025
  Bemis Co., Inc............................................          8,300         314,881
  Crown Cork & Seal Co., Inc................................         20,100         619,331
  Owens-Illinois, Inc.(b)...................................         81,500       2,495,937
  Sealed Air Corp...........................................         12,900         658,706
                                                                             --------------
                                                                                  4,303,880
                                                                             --------------
COSMETICS & SOAPS -- 0.7%
  Alberto Culver Co. (Class "B" Stock)......................          8,900         237,519
  Avon Products, Inc........................................         41,400       1,831,950
  Colgate-Palmolive Co......................................         46,300       4,300,112
  Gillette Co...............................................        175,400       8,474,012
  International Flavors & Fragrances, Inc...................         17,100         755,606
  Procter & Gamble Co.......................................        210,200      19,193,887
                                                                             --------------
                                                                                 34,793,086
                                                                             --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.1%
  Eastman Kodak Co..........................................         86,800       6,249,600
                                                                             --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.2%
  Avery Dennison Corp.......................................         17,300         779,581
  Pitney Bowes, Inc.........................................         42,800       2,827,475
  Xerox Corp................................................         51,000       6,018,000
                                                                             --------------
                                                                                  9,625,056
                                                                             --------------
DIVERSIFIED OPERATIONS -- 1.1%
  Fortune Brands, Inc.......................................         26,900         850,712
  General Electric Capital Corp.............................        504,700      51,510,944
                                                                             --------------
                                                                                 52,361,656
                                                                             --------------
DRUGS AND MEDICAL SUPPLIES -- 3.8%
  Abbott Laboratories.......................................        239,600      11,740,400
  Allergan, Inc.............................................         10,200         660,450
  ALZA Corp.(b).............................................         13,400         700,150
  American Home Products Corp...............................        203,500      11,459,594
  Amgen, Inc.(b)............................................         41,200       4,307,975
  Bard (C.R.), Inc..........................................          8,900         440,550
  Bausch & Lomb, Inc........................................          8,700         522,000
  Baxter International, Inc.................................         43,900       2,823,319
  Becton, Dickinson & Co....................................         38,200       1,630,662
  Biomet, Inc...............................................         17,500         704,375
  Boston Scientific Corp.(b)................................         61,000       1,635,562
  Bristol-Myers Squibb Co...................................        154,300      20,647,269
  Cardinal Health, Inc......................................         29,700       2,253,487
  Guidant Corp..............................................         23,600       2,601,900
  Johnson & Johnson.........................................        210,600      17,664,075
  Lilly (Eli) & Co..........................................        171,700      15,259,837
  Mallinckrodt, Inc.........................................         11,400         351,262
  Medtronic, Inc............................................         73,400       5,449,950
  Merck & Co., Inc..........................................        184,800      27,292,650
  Pfizer, Inc.,.............................................        204,200      25,614,337
  Pharmacia & Upjohn, Inc...................................         79,500       4,501,687
  Schering-Plough Corp......................................        229,400      12,674,350
  St. Jude Medical, Inc.(b).................................         14,400         398,700
  Warner-Lambert Co.........................................        127,900       9,616,481
                                                                             --------------
                                                                                180,951,022
                                                                             --------------

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
ELECTRONICS -- 1.3%
  Advanced Micro Devices, Inc.(b)...........................         22,200  $      642,412
  AMP Inc...................................................         34,500       1,796,156
  Applied Materials, Inc.(b)................................         57,300       2,445,994
  Belden, Inc...............................................         67,100       1,421,681
  EG&G, Inc.................................................          7,100         197,469
  Emerson Electric Co.......................................         69,400       4,341,837
  Grainger (W.W.), Inc......................................         15,600         649,350
  Harris Corp...............................................         12,500         457,812
  Honeywell, Inc............................................         19,900       1,498,719
  Intel Corp................................................        260,600      30,897,387
  KLA-Tencor Corp.(b).......................................         13,200         572,550
  LSI Logic Corp.(b)........................................         22,200         357,975
  Micron Technology, Inc....................................         33,100       1,673,619
  Motorola, Inc.............................................         93,500       5,709,344
  Perkin-Elmer Corp.........................................          7,600         741,475
  Rockwell International Corp...............................         31,500       1,529,719
  Solectron Corp............................................          5,000         464,687
  Tektronix, Inc............................................          7,900         237,494
  Texas Instruments, Inc....................................         61,100       5,227,869
  Thomas & Betts Corp.......................................          8,600         372,487
                                                                             --------------
                                                                                 61,236,036
                                                                             --------------
ENGINEERING & CONSTRUCTION
  Giant Cement Holdings, Inc.(b)............................         58,100       1,437,975
                                                                             --------------
ENVIRONMENTAL SERVICES
  Browning-Ferris Industries, Inc...........................         28,800         819,000
                                                                             --------------
EXPLORATION & PRODUCTION
  Apex Silver Mines Ltd.....................................         82,200         678,150
                                                                             --------------
FINANCIAL SERVICES -- 2.2%
  American Express Co.......................................         70,800       7,239,300
  Associates First Capital Corp.............................        108,544       4,599,552
  Bear Stearns Companies, Inc...............................         16,500         616,687
  Block (H.R.), Inc.........................................         16,400         738,000
  Capital One Financial Corp................................          9,600       1,104,000
  Citigroup, Inc............................................        407,500      20,171,250
  Countrywide Credit Industries, Inc........................         17,000         853,187
  Dun & Bradstreet Corp.....................................         26,700         842,719
  Federal Home Loan Mortgage Corp...........................        105,700       6,811,044
  Federal National Mortgage Assoc...........................        161,900      11,980,600
  Fifth Third Bancorp.......................................         39,500       2,816,844
  Franklin Resource, Inc....................................         39,600       1,267,200
  Household International, Inc..............................         75,752       3,001,673
  Lehman Brothers Holdings, Inc.............................        189,600       8,354,250
  MBNA Corp.................................................        117,750       2,936,391
  Merrill Lynch & Co., Inc..................................        112,300       7,496,025
  Morgan Stanley Dean Witter & Co...........................        146,790      10,422,090
  Paychex, Inc..............................................         23,000       1,183,062
  Schwab (Charles) Corp.(b).................................         62,400       3,506,100
  SLM Holding Corp..........................................         25,000       1,200,000
  State Street Corp.........................................         25,200       1,752,975
  Sunamerica, Inc...........................................         30,600       2,482,425
  Transamerica Corp.........................................          9,800       1,131,900
  Washington Mutual, Inc....................................         89,178       3,405,485
                                                                             --------------
                                                                                105,912,759
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B5

DECEMBER 31, 1998

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
FOOD & BEVERAGES -- 1.7%
  Anheuser-Busch Companies, Inc.............................         76,700  $    5,033,437
  Archer-Daniels-Midland Co.................................         93,975       1,615,195
  Bestfoods.................................................         45,100       2,401,575
  Brown-Forman Corp. (Class "B" Stock)......................         10,800         817,425
  Campbell Soup Co..........................................         71,500       3,932,500
  Coca Cola Enterprises, Inc................................         60,000       2,145,000
  Coca-Cola Co..............................................        383,500      25,646,562
  ConAgra, Inc..............................................         74,500       2,346,750
  Coors (Adolph) Co. (Class "B" Stock)......................          5,800         327,337
  General Mills, Inc........................................         24,800       1,928,200
  Heinz (H.J.) & Co.........................................         57,200       3,238,950
  Hershey Foods Corp........................................         22,400       1,393,000
  Kellogg Co................................................         64,400       2,197,650
  PepsiCo, Inc..............................................        235,600       9,644,875
  Pioneer Hi-Bred International, Inc........................         38,300       1,034,100
  Quaker Oats Co............................................         21,700       1,291,150
  Ralston-Ralston Purina Group..............................         50,400       1,631,700
  Sara Lee Corp.............................................        148,200       4,177,388
  Seagram Co., Ltd..........................................         55,800       2,120,400
  Sysco Corp................................................         53,300       1,462,419
  Whitman Corp..............................................        132,800       3,369,800
  Wrigley (William) Jr. Co..................................         18,200       1,630,037
                                                                             --------------
                                                                                 79,385,450
                                                                             --------------
FOREST PRODUCTS -- 0.6%
  Boise Cascade Corp........................................        152,000       4,712,000
  Champion International Corp...............................        109,700       4,442,850
  Fort James Corp...........................................         32,700       1,308,000
  Georgia-Pacific Corp......................................         14,500         849,156
  International Paper Co....................................         47,300       2,119,631
  Louisiana-Pacific Corp....................................        189,700       3,473,881
  Mead Corp.................................................        111,300       3,262,481
  Potlatch Corp.............................................          4,500         165,937
  Temple-Inland, Inc........................................          8,900         527,881
  Union Camp Corp...........................................         10,900         735,750
  Westvaco Corp.............................................         16,000         429,000
  Weyerhaeuser Co...........................................         31,300       1,590,431
  Willamette Industries, Inc................................         86,500       2,897,750
                                                                             --------------
                                                                                 26,514,748
                                                                             --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group.....................................         13,000         750,750
  Consolidated Natural Gas Co...............................         15,000         810,000
  Peoples Energy Corp.......................................          5,500         219,312
  Sempra Energy.............................................         33,699         855,112
  Sonat, Inc................................................         17,200         465,475
  Williams Companies, Inc...................................         64,400       2,008,475
                                                                             --------------
                                                                                  5,109,124
                                                                             --------------
HOSPITALS/ HEALTHCARE -- 0.3%
  Columbia/HCA Healthcare Corp..............................        301,900       7,472,025
  HBO & Co..................................................         69,000       1,979,437
  Healthsouth Corp.(b)......................................         63,600         981,825
  Humana, Inc.(b)...........................................         25,700         457,781
  IMS Health, Inc...........................................         25,400       1,916,112
  Manor Care, Inc...........................................         12,000         352,500
  Service Corp. International...............................         39,400       1,499,662
  Shared Medical Systems Corp...............................          4,100         204,487
  Tenet Healthcare Corp.(b).................................         48,000       1,260,000
                                                                             --------------
                                                                                 16,123,829
                                                                             --------------

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.2%
  Clorox Co.................................................         16,200  $    1,892,362
  Kimberly-Clark Corp.......................................         87,000       4,741,500
  Leggett & Platt, Inc......................................        114,700       2,523,400
                                                                             --------------
                                                                                  9,157,262
                                                                             --------------
HOUSING RELATED -- 0.5%
  Armstrong World Industries, Inc...........................          6,400         386,000
  Fleetwood Enterprises, Inc................................          5,700         198,075
  Hanson, PLC, ADR, (United Kingdom)........................        309,562      12,072,918
  Kaufman & Broad Home Corp.................................          6,100         175,375
  Lowe's Companies, Inc.....................................         54,800       2,805,075
  Masco Corp................................................         51,800       1,489,250
  Maytag Corp...............................................         14,900         927,525
  Owens Corning.............................................        106,900       3,788,269
  Stanley Works.............................................         14,000         388,500
  Tupperware Corp...........................................          9,600         157,800
  Whirlpool Corp............................................         11,700         647,887
                                                                             --------------
                                                                                 23,036,674
                                                                             --------------
INSURANCE -- 1.5%
  Aetna, Inc................................................         23,300       1,831,962
  Allstate Corp.............................................        131,300       5,071,462
  American General Corp.....................................         39,700       3,096,600
  American International Group, Inc.........................        163,500      15,798,187
  Aon Corp..................................................         26,300       1,456,362
  Berkley (W.R.) Corp.......................................         42,400       1,444,250
  Berkshire Hathaway, Inc. (Class "B" Stock)................            452       1,061,025
  Chubb Corp................................................         26,700       1,732,162
  CIGNA Corp................................................         34,800       2,690,475
  Cincinnati Financial Corp.................................         25,800         944,925
  Conseco, Inc..............................................         49,021       1,498,204
  Financial Security Assurance Holdings Ltd.................         34,000       1,844,500
  Hartford Financial Services Group, Inc....................         37,000       2,030,375
  Jefferson-Pilot Corp......................................         16,600       1,245,000
  Lincoln National Corp.....................................         16,000       1,309,000
  Loews Corp................................................         47,000       4,617,750
  Marsh & McLennan Companies, Inc...........................         39,900       2,331,656
  MBIA, Inc.................................................         15,300       1,003,106
  MGIC Investment Corp......................................         17,900         712,644
  Progressive Corp..........................................         11,300       1,913,938
  Provident Companies, Inc..................................         70,400       2,921,600
  Reinsurance Group of America, Inc.........................        115,550       8,088,500
  SAFECO Corp...............................................         22,100         948,919
  St. Paul Companies, Inc...................................         36,200       1,257,950
  TIG Holdings, Inc.........................................         85,500       1,330,594
  Torchmark Corp............................................         21,900         773,329
  Trenwick Group, Inc.......................................         64,850       2,115,731
  United Healthcare Corp....................................         29,500       1,270,344
  UNUM Corp.................................................         21,700       1,266,737
                                                                             --------------
                                                                                 73,607,287
                                                                             --------------
INTRUMENTS-CONTROLS
  Flowserve Corp............................................         39,486         653,987
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B6

DECEMBER 31, 1998

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
LEISURE -- 0.3%
  Brunswick Corp............................................         15,600  $      386,100
  Carnival Corp. (Class "A" Stock)..........................         78,500       3,768,000
  Disney (Walt) Co..........................................        317,100       9,513,000
  Harrah's Entertainment, Inc.(b)...........................         15,800         247,862
  Hilton Hotels Corp........................................         39,200         749,700
  King World Productions, Inc...............................         11,500         338,531
  Marriott International, Inc. (Class "A" Stock)............         40,000       1,160,000
  Mirage Resorts, Inc.(b)...................................         28,100         419,744
                                                                             --------------
                                                                                 16,582,937
                                                                             --------------
MACHINERY -- 0.3%
  Briggs & Stratton Corp....................................          3,900         194,513
  Case Corp.................................................         98,800       2,155,075
  Caterpillar, Inc..........................................         58,300       2,681,800
  Cooper Industries, Inc....................................         19,000         906,063
  Deere & Co................................................         39,100       1,295,188
  Dover Corp................................................         34,800       1,274,550
  DT Industries, Inc........................................         35,800         563,850
  Eaton Corp................................................         11,200         791,700
  Global Industrial Technologies, Inc.(b)...................         61,400         656,213
  Harnischfeger Industries, Inc.............................          7,500          76,406
  Ingersoll-Rand Co.........................................         25,900       1,215,681
  Milacron, Inc.............................................          6,300         121,275
  Paxar Corp................................................        229,925       2,054,955
  Snap-On, Inc..............................................          9,500         330,719
  Timken Co.................................................          9,900         186,863
                                                                             --------------
                                                                                 14,504,851
                                                                             --------------
MANUFACTURING -- 0.3%
  Hussmann International, Inc...............................         66,400       1,286,500
  Illinois Tool Works, Inc..................................         39,100       2,267,800
  Smith (A.O.) Corp.,.......................................        105,450       2,590,116
  Tyco International Ltd....................................         98,651       7,441,985
                                                                             --------------
                                                                                 13,586,401
                                                                             --------------
MEDIA -- 1.3%
  CBS Corp.(b)..............................................        304,000       9,956,000
  Central Newspapers, Inc.(Class "A" Stock).................         50,000       3,571,875
  Clear Channel Communications, Inc.(b).....................         38,600       2,103,700
  Comcast Corp. (Special Class "A" Stock)...................         56,700       3,327,581
  Donnelley (R.R.) & Sons Co................................         22,800         998,925
  Dow Jones & Co., Inc......................................         15,100         726,688
  Gannett Co., Inc..........................................         44,400       2,938,725
  Houghton Mifflin Co.......................................         58,700       2,773,576
  Interpublic Group of Companies, Inc.......................         19,700       1,571,075
  Knight-Ridder, Inc........................................         70,600       3,609,425
  Lee Enterprises, Inc......................................         50,900       1,603,350
  McGraw-Hill, Inc..........................................         15,500       1,579,063
  Mediaone Group, Inc.......................................         95,100       4,469,700
  Meredith Corp.............................................          8,300         314,363
  New York Times Co. (Class "A" Stock)......................         30,000       1,040,625
  Tele-Communications, Inc. (Series "A" Stock)(b)...........         79,400       4,391,813
  Time Warner, Inc..........................................        183,000      11,357,438
  Times Mirror Co. (Class "A" Stock)........................         13,900         778,400
  Tribune Co................................................         19,300       1,273,800
  Viacom, Inc. (Class "B" Stock)(b).........................         55,300       4,092,200
                                                                             --------------
                                                                                 62,478,322
                                                                             --------------

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
METALS-FERROUS -- 0.3%
  AK Steel Holding Corp.....................................        213,400  $    5,014,900
  Allegheny Teledyne, Inc...................................         30,700         627,431
  Bethlehem Steel Corp.(b)..................................        241,500       2,022,563
  LTV Corp..................................................        204,900       1,190,981
  Material Sciences Corp.(b)................................         96,900         823,650
  National Steel Corp. (Class "B" Stock)(b).................         42,200         300,675
  Nucor Corp................................................         13,800         596,850
  USX-U.S. Steel Group, Inc.................................         80,900       1,860,700
  Worthington Industries, Inc...............................         15,200         190,000
                                                                             --------------
                                                                                 12,627,750
                                                                             --------------
METALS-NON FERROUS -- 0.3%
  Alcan Aluminum Ltd........................................         35,600         963,425
  Aluminum Company of America...............................        184,300      13,741,869
  Cyprus Amax Minerals Co...................................         14,600         146,000
  Inco Ltd..................................................         26,200         276,738
  Reynolds Metals Co........................................         11,600         611,175
                                                                             --------------
                                                                                 15,739,207
                                                                             --------------
MINERAL RESOURCES
  ASARCO, Inc...............................................          6,300          94,894
  Burlington Resources, Inc.................................         27,600         988,425
  Homestake Mining Co.......................................         33,100         304,106
  Phelps Dodge Corp.........................................          9,200         468,050
                                                                             --------------
                                                                                  1,855,475
                                                                             --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.4%
  AES Corp..................................................         24,000       1,137,000
  Coltec Industries, Inc....................................         43,700         852,150
  Crane Co..................................................         10,800         326,025
  Danaher Corp..............................................         14,000         760,375
  Donaldson Co., Inc........................................        109,200       2,265,900
  Ecolab, Inc...............................................         20,200         730,988
  IDEX Corp.................................................         60,100       1,472,450
  ITT Industries, Inc.......................................         18,500         735,375
  Laidlaw, Inc..............................................         51,500         518,219
  Mark IV Industries, Inc...................................         86,542       1,125,046
  Millipore Corp............................................          6,800         193,375
  NACCO Industries, Inc. (Class "A" Stock)..................          1,300         119,600
  Pall Corp.................................................         19,500         493,594
  PPG Industries, Inc.......................................         27,900       1,625,175
  Textron, Inc..............................................         25,700       1,951,594
  Thermo Electron Corp.(b)..................................         24,900         421,744
  Trinity Industries, Inc...................................         52,200       2,009,700
  York International Corp...................................         27,000       1,101,938
                                                                             --------------
                                                                                 17,840,248
                                                                             --------------
MISCELLANEOUS - CONSUMER GROWTH/STAPLE -- 0.4%
  American Greetings Corp. (Class "A" Stock)................         11,400         468,113
  Black & Decker Corp.......................................         14,900         835,331
  Corning, Inc..............................................         36,200       1,629,000
  Jostens, Inc..............................................          6,100         159,744
  Minnesota Mining & Manufacturing Co.......................         64,000       4,552,000
  Polaroid Corp.............................................          7,000         130,813
  Rubbermaid, Inc...........................................         23,500         738,781
  Unilever N.V., ADR, (United Kingdom)......................        100,300       8,318,631
                                                                             --------------
                                                                                 16,832,413
                                                                             --------------
MISCELLANEOUS - INDUSTRIAL
  Tenneco, Inc..............................................         26,700         909,469
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B7

DECEMBER 31, 1998

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
OIL & GAS -- 2.0%
  Amerada Hess Corp.........................................         14,400  $      716,400
  Amoco Corp................................................        149,000       8,995,875
  Anadarko Petroleum Corp...................................         18,800         580,450
  Ashland, Inc..............................................         11,800         570,825
  Atlantic Richfield Co.....................................         50,200       3,275,550
  Basin Exploration, Inc.(b)................................         17,400         218,588
  Cabot Oil & Gas Corp. (Class "A" Stock)...................         88,600       1,329,000
  Chevron Corp..............................................        102,900       8,534,269
  Coastal Corp..............................................         33,200       1,159,925
  Eastern Enterprises.......................................          3,200         140,000
  Enron Oil & Gas Co........................................         48,400         834,900
  Exxon Corp................................................        380,300      27,809,438
  Kerr-McGee Corp...........................................          7,500         286,875
  Mobil Corp................................................        122,800      10,698,950
  Murphy Oil Corp...........................................         27,600       1,138,500
  NICOR, Inc................................................          7,600         321,100
  Noble Affiliates, Inc.....................................         50,900       1,253,413
  Phillips Petroleum Co.....................................         41,200       1,756,150
  Pioneer Natural Resources Co..............................        334,644       2,928,135
  Royal Dutch Petroleum Co..................................        335,800      16,076,426
  Seagull Energy Corp.(b)...................................         63,700         402,106
  Sunoco, Inc...............................................         14,800         533,725
  Texaco, Inc...............................................         85,800       4,536,675
  Union Pacific Resources Group, Inc........................         39,800         360,688
  Unocal Corp...............................................         38,600       1,126,638
  USX-Marathon Group........................................         45,200       1,361,650
  Western Gas Resources, Inc................................        103,000         592,250
                                                                             --------------
                                                                                 97,538,501
                                                                             --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.2%
  Elf Aquitaine SA, ADR, (France)...........................        124,800       7,066,800
  Occidental Petroleum Corp.................................         53,100         896,063
  Oryx Energy Co.(b)........................................        140,000       1,881,250
                                                                             --------------
                                                                                  9,844,113
                                                                             --------------
OIL & GAS SERVICES -- 0.5%
  Apache Corp...............................................         15,000         379,688
  Baker Hughes, Inc.........................................         49,450         874,647
  Enron Corp................................................         51,400       2,933,013
  Halliburton Co............................................         68,500       2,029,313
  Helmerich & Payne, Inc....................................          7,900         153,063
  J. Ray McDermott, SA......................................        163,800       4,002,864
  McDermott International, Inc..............................        431,600      10,655,125
  ONEOK, Inc................................................          4,900         177,013
  Rowan Companies, Inc.(b)..................................         13,600         136,000
  Schlumberger Ltd..........................................         83,000       3,828,375
  Wolverine Tube, Inc.(b)...................................         37,000         777,000
                                                                             --------------
                                                                                 25,946,101
                                                                             --------------
PRECIOUS METALS -- 0.1%
  Barrick Gold Corp.........................................         58,500       1,140,750
  Battle Mountain Gold Co...................................         36,000         148,500
  Freeport-McMoRan Copper & Gold, Inc. (Class "B")..........         30,300         316,256
  Newmont Mining Corp.......................................         24,500         442,531
  Placer Dome, Inc..........................................         38,700         445,050
                                                                             --------------
                                                                                  2,493,087
                                                                             --------------
RAILROADS -- 0.2%
  Burlington Northern Santa Fe Corp.........................         73,500       2,480,625
  CSX Corp..................................................         34,200       1,419,300
  Norfolk Southern Corp.....................................         59,100       1,872,731
  Union Pacific Corp........................................         38,700       1,743,919
                                                                             --------------
                                                                                  7,516,575
                                                                             --------------

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
REAL ESTATE DEVELOPMENT -- 0.3%
  Crescent Operating, Inc...................................         17,060  $       81,035
  Crescent Real Estate Equities Co..........................        336,700       7,744,100
  Equity Residential Properties Trust.......................         14,400         582,300
  Vornado Operating, Inc.(b)................................          4,920          39,668
  Vornado Realty Trust(b)...................................        185,200       6,250,500
                                                                             --------------
                                                                                 14,697,603
                                                                             --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc...................................         18,200         327,600
  McDonald's Corp...........................................        107,900       8,267,838
  Tricon Global Restaurants, Inc.(b)........................         23,800       1,192,975
  Wendy's International, Inc................................         20,700         451,519
                                                                             --------------
                                                                                 10,239,932
                                                                             --------------
RETAIL -- 2.6%
  Albertson's, Inc..........................................         38,500       2,451,969
  American Stores Co........................................         42,800       1,580,925
  AutoZone, Inc.(b).........................................         23,800         783,913
  Bombay Company, Inc.(b)...................................        139,200         774,300
  Charming Shoppes, Inc.(b).................................        811,300       3,498,731
  Circuit City Stores, Inc..................................         15,500         774,031
  Consolidated Stores Corp..................................         16,900         341,169
  Costco Companies, Inc.(b).................................         33,600       2,425,500
  CVS Corp..................................................         59,800       3,289,000
  Dayton-Hudson Corp........................................         68,500       3,716,125
  Designs, Inc.(b)..........................................         51,900         100,556
  Dillard's, Inc............................................         49,100       1,393,213
  Dollar General Corporation................................         22,500         531,563
  Federated Department Stores, Inc.(b)......................         32,900       1,433,206
  Fred Meyer, Inc...........................................         21,000       1,265,250
  Great Atlantic & Pacific Tea Co., Inc.....................          6,000         177,750
  Harcourt General, Inc.....................................         11,100         590,381
  Home Depot, Inc...........................................        229,100      14,018,056
  IKON Office Solutions, Inc................................         21,100         180,669
  J.C. Penney Co., Inc......................................         39,100       1,832,813
  Jan Bell Marketing, Inc.(b)...............................         73,200         471,225
  Kmart Corp.(b)............................................        685,800      10,501,313
  Kohl's Corp.(b)...........................................         22,600       1,388,488
  Kroger Co.(b).............................................         39,923       2,415,342
  Liz Claiborne, Inc........................................         10,500         331,406
  Longs Drug Stores, Inc....................................          6,100         228,750
  May Department Stores Co..................................         36,200       2,185,575
  Newell Co.................................................         24,900       1,027,125
  Nordstrom, Inc............................................         28,200         978,188
  Pep Boys - Manny, Moe & Jack..............................          9,900         155,306
  Rite Aid Corp.............................................         40,400       2,002,325
  Safeway, Inc.,(b).........................................         71,000       4,326,563
  Sears, Roebuck & Co.......................................         61,400       2,609,500
  Sherwin-Williams Co.......................................         27,100         796,063
  Staples, Inc.(b)..........................................         43,000       1,878,563
  Supervalu, Inc............................................         18,800         526,400
  Tandy Corp................................................         16,200         667,238
  The Gap, Inc..............................................         93,000       5,231,250
  The Limited, Inc..........................................        247,100       7,196,788
  TJX Companies, Inc........................................         50,600       1,467,400
  Toys 'R' Us, Inc.(b)......................................        131,700       2,222,439
  Wal-Mart Stores, Inc......................................        347,700      28,315,819
  Walgreen Co...............................................         77,600       4,544,450
  Winn-Dixie Stores, Inc....................................         23,300       1,045,588
                                                                             --------------
                                                                                123,672,224
                                                                             --------------
RUBBER -- 0.1%
  Cooper Tire & Rubber Co...................................         12,300         251,381
  Goodyear Tire & Rubber Co.................................         63,600       3,207,825
                                                                             --------------
                                                                                  3,459,206
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B8

DECEMBER 31, 1998

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
SEMICONDUCTORS
  National Semiconductor Corp.(b)...........................         25,700  $      346,950
                                                                             --------------
TELECOMMUNICATIONS -- 3.5%
  Airtouch Communications, Inc.(b)..........................         88,400       6,375,850
  Alcatel Alsthom, ADR, (France)............................        124,900       3,052,244
  Alltel Corp...............................................         42,800       2,559,975
  Ameritech Corp............................................        171,400      10,862,476
  Andrew Corp.(b)...........................................         13,900         229,350
  Ascend Communications, Inc.(b)............................         30,200       1,985,650
  AT&T Corp.................................................        280,600      21,115,150
  Bell Atlantic Corp........................................        243,200      13,816,800
  BellSouth Corp............................................        305,200      15,221,850
  Deutsche Telekom AG, ADR, (Germany).......................         45,000       1,473,750
  Frontier Corp.............................................         25,700         873,800
  General Instrument Corp...................................         23,200         787,350
  GTE Corp..................................................        150,000      10,115,625
  Lucent Technologies, Inc..................................        205,400      22,594,000
  MCI Worldcom, Inc.........................................        280,414      20,119,705
  Nextel Communications, Inc. (Class "A" Stock)(b)..........         41,100         970,988
  Northern Telecom Ltd......................................        102,140       5,119,768
  SBC Communications, Inc...................................        302,100      16,200,113
  Scientific-Atlanta, Inc...................................         12,400         282,875
  Sprint Corp...............................................        112,950       6,717,269
  Tellabs, Inc.(b)..........................................         28,400       1,947,175
  US West, Inc..............................................         77,860       5,031,703
                                                                             --------------
                                                                                167,453,466
                                                                             --------------
TEXTILES
  National Service Industries, Inc..........................          6,700         254,600
  Pillowtex Corp.(b)........................................         18,530         495,678
  Russell Corp..............................................          5,700         115,781
  Springs Industries, Inc...................................          3,200         132,600
  Tultex Corp.(b)...........................................         88,300          77,263
  VF Corp...................................................         19,100         895,313
                                                                             --------------
                                                                                  1,971,235
                                                                             --------------
TOBACCO -- 0.7%
  Philip Morris Co., Inc....................................        479,600      25,658,600
  RJR Nabisco Holdings Corp.................................        303,500       9,010,157
  UST, Inc..................................................         28,900       1,007,888
                                                                             --------------
                                                                                 35,676,645
                                                                             --------------
TOYS
  Hasbro, Inc...............................................         20,800         751,400
  Mattel, Inc...............................................         45,551       1,039,132
                                                                             --------------
                                                                                  1,790,532
                                                                             --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp......................................         23,000       2,047,000
  Ryder System, Inc.........................................         12,000         312,000
  Yellow Corp.(b)...........................................         43,600         833,850
                                                                             --------------
                                                                                  3,192,850
                                                                             --------------

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
UTILITY - ELECTRIC -- 0.8%
  Ameren Corp...............................................         21,500  $      917,781
  American Electric Power Co., Inc..........................         29,700       1,397,757
  Baltimore Gas & Electric Co...............................         23,100         713,213
  Carolina Power & Light Co.................................         23,500       1,105,969
  Central & South West Corp.................................         33,200         910,925
  CINergy Corp..............................................         24,700         849,063
  Consolidated Edison, Inc..................................         36,800       1,945,800
  Dominion Resources, Inc...................................         30,300       1,416,525
  DTE Energy Co.............................................         22,700         973,263
  Duke Energy Corp..........................................         56,400       3,613,125
  Edison International......................................         56,700       1,580,513
  Entergy Corp..............................................         38,200       1,188,975
  FirstEnergy Corp.(b)......................................         36,100       1,175,506
  FPL Group, Inc............................................         28,500       1,756,313
  GPU, Inc..................................................         19,900         879,331
  Houston Industries, Inc...................................         44,300       1,423,138
  New Century Energies, Inc.................................         15,000         731,250
  Niagara Mohawk Power Corp.(b).............................         22,600         364,425
  Northern States Power Co..................................         23,300         646,575
  Pacific Gas & Electric Co.................................         59,700       1,880,550
  PacifiCorp................................................         46,400         977,300
  PECO Energy Co............................................         34,900       1,452,713
  PP&L Resources, Inc.......................................         26,000         724,750
  Public Service Enterprise Group, Inc......................         36,300       1,452,000
  Southern Co...............................................        108,100       3,141,656
  Texas Utilities Co........................................         41,600       1,942,200
  Unicom Corp...............................................         33,900       1,307,269
                                                                             --------------
                                                                                 36,467,885
                                                                             --------------
WASTE MANAGEMENT -- 0.1%
  Waste Management, Inc.....................................        127,902       5,963,431
                                                                             --------------
TOTAL COMMON STOCKS
  (COST $1,566,786,221)....................................................   1,853,914,159
                                                                             --------------
PREFERRED STOCKS -- 0.7%
FINANCIAL SERVICES -- 0.6%
  Central Hispano Capital Corp..............................      1,225,900      31,289,903
                                                                             --------------
TELECOMMUNICATIONS -- 0.1%
  Telecomunicacoes Brasileiras S.A., ADR....................         55,900       4,063,231
                                                                             --------------
TOTAL PREFERRED STOCKS
  (COST $36,876,618).......................................................      35,353,134
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (COST $4,298,572,492)....................................................   4,522,618,555
                                                                             --------------

                                                      MOODY'S     PRINCIPAL
SHORT-TERM                                             RATING      AMOUNT
INVESTMENTS -- 5.0%                                 (UNAUDITED)     (000)
                                                    ------------  ---------
CERTIFICATES OF DEPOSIT-YANKEE
  Alltel Corp.,
    5.75%, 01/04/99...............................       NR       $   1,200       1,200,000
  Avery Dennison,
    5.00%, 01/04/99...............................       NR           1,174       1,174,000
                                                                             --------------
                                                                                  2,374,000
                                                                             --------------
COMMERCIAL PAPER -- 0.3%
  Barton Capital Corp,
    5.35%, 01/04/99...............................       P1           1,200       1,199,465
  Campbell Soup Company,
    4.80%, 01/04/99...............................       P1           1,270       1,269,492
  Countrywide Home Loan,
    5.40%, 01/04/99...............................       P1           1,200       1,199,460
  CXC Inc.,
    5.30%, 01/04/99...............................       P1           1,200       1,199,470
  Dover,
    5.30%, 01/04/99...............................       P1           1,200       1,199,470

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B9

DECEMBER 31, 1998

SHORT-TERM                                            MOODY'S     PRINCIPAL
INVESTMENTS                                            RATING      AMOUNT        VALUE
(CONTINUED)                                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
COMMERCIAL PAPER (CONT'D.)
  Duke Capital Corp,
    5.05%, 01/04/99...............................       P1       $   1,200  $    1,199,495
  John Hancock Cap. Corp.,
    5.25%, 01/07/99...............................       P1           1,200       1,198,950
  Novartis Finance Corp.,
    5.25%, 01/04/99...............................       P1             912         911,601
  Pitney Bowes Credit Corp,
    5.10%, 01/04/99...............................       P1           1,206       1,205,488
  Reed Elsevier, Inc.,
    5.05%, 01/04/99...............................       P1           1,200       1,199,495
  SBC Communications,
    5.00%, 01/04/99...............................       P1           1,200       1,199,500
  Sonoco Products,
    5.35%, 01/04/99...............................       P1           1,000         999,554
  Triple-A One Plus Funding,,
    5.30%, 01/04/99...............................       P1             728         727,678
  Xerox Capital Corp,
    5.30%, 01/04/99...............................       P1           1,200       1,199,470
                                                                             --------------
                                                                                 15,908,588
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 2.3%
  Advanta Corp., M.T.N.,
    6.99%, 10/18/99...............................      Ba3          15,000      14,448,000
    7.25%, 08/16/99...............................      Ba2           3,000       2,976,150
  AT&T Capital Corp., M.T.N.,
    6.65%, 04/30/99...............................      Baa3         32,000      32,104,319
  Comdisco, Inc.,
    6.11%, 08/04/99...............................      Baa1         12,500      12,541,375
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    8.75%, 12/15/99...............................      Baa3          5,000       5,120,350
  Federal Express Corp.,
    10.05%, 06/15/99..............................      Baa3            500         510,090
  First Union Corp.,
    9.45%, 06/15/99...............................       A3           4,000       4,071,961
  Lehman Brothers Holdings, Inc.,
    6.71%, 10/12/99...............................      Baa1          6,000       6,049,020
  Okobank, (Finland),
    6.793%, 1/14/99...............................       A3          12,500      12,500,000
  SunAmerica, Inc.,
    6.20%, 10/31/99...............................      Baa1          9,000       9,068,850
  Tele-Communications, Inc.,
    6.375%, 09/15/99..............................      Ba1           8,000       8,056,240
                                                                             --------------
                                                                                107,446,355
                                                                             --------------

SHORT-TERM                                            MOODY'S     PRINCIPAL
INVESTMENTS                                            RATING      AMOUNT        VALUE
(CONTINUED)                                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
REPURCHASE AGREEMENT -- 2.3%
  Joint Repurchase Agreement Account,
    4.693%, 01/04/99 (Note 5).....................                $ 109,421  $  109,421,000
                                                                             --------------

U. S. GOVERNMENT OBLIGATION -- 0.1%
  United States Treasury Bills,
    4.32%, 03/18/99 (a)...........................                      100          99,088
    4.36%, 03/18/99 (a)...........................                    4,650       4,607,199
                                                                             --------------
                                                                                  4,706,287
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $197,485,955)......................................................     239,856,230
                                                                             --------------
TOTAL INVESTMENTS -- 99.3%
  (cost $4,496,058,447; Note 6)............................................   4,762,474,785
VARIATION MARGIN ON OPEN FUTURES
  CONTRACTS (d)............................................................          85,990
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%..............................      33,398,995
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $4,795,959,770
                                                                             --------------
                                                                             --------------

The following abbreviations are used in portfolio descriptions:
  AG    Aktiengesellschaft (German Stock Company)
  ADR   American Depository Receipt
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Security segregated as collateral for futures contracts.

(b)  Non-income producing security.

(c)  Issue in default.

(d)  Open futures contracts as of December 31, 1998 are as follows:

                                                            VALUE AT
NUMBER OF                        EXPIRATION   VALUE AT    DECEMBER 31,    APPRECIATION/
CONTRACTS          TYPE             DATE     TRADE DATE       1998        DEPRECIATION
Long Position:
   307     U.S. T-Bond             Mar 99    $39,190,000  $ 39,228,844     $    38,844
   148     S&P 500 Index           Mar 99    $43,681,225  $ 46,083,500     $ 2,402,275
   110     U.S. Treasury 5yr       Mar 99    $12,429,218  $ 12,467,812     $    38,594
                                                                          -------------
                                                                           $ 2,479,713
                                                                          -------------
                                                                          -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

                           FLEXIBLE MANAGED PORTFOLIO
DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 88.7%
                                                                                 VALUE
COMMON STOCKS -- 52.8%                                           SHARES         (NOTE 2)
                                                              -------------  --------------
AEROSPACE -- 1.0%
  Aeroquip-Vickers, Inc.....................................          4,500  $      134,719
  AlliedSignal, Inc.........................................         91,400       4,050,162
  Boeing Co.................................................        162,100       5,288,512
  GenCorp, Inc..............................................        403,900      10,072,256
  General Dynamics Corp.....................................         20,400       1,195,950
  Goodrich (B.F.) Co........................................         11,600         416,150
  Litton Industries, Inc. (a)...............................        306,000      19,966,500
  Lockheed Martin Corp......................................         31,500       2,669,625
  Northrop Grumman Corp.....................................         10,800         789,750
  Raytheon Co. (Class "B" Stock)............................         55,000       2,928,750
  United Technologies Corp..................................         37,700       4,099,875
                                                                             --------------
                                                                                 51,612,249
                                                                             --------------
AIRLINES -- 1.2%
  AMR Corp. (a).............................................        646,300      38,374,062
  Delta Air Lines, Inc......................................         24,200       1,258,400
  Southwest Airlines Co.....................................         53,700       1,204,894
  US Airways Group, Inc. (a)................................        479,200      24,918,400
                                                                             --------------
                                                                                 65,755,756
                                                                             --------------
APPAREL -- 0.1%
  Fruit of the Loom, Inc. (Class "A" Stock) (a).............        310,300       4,286,018
  Nike, Inc. (Class "B" Stock)..............................         47,200       1,914,550
  Reebok International Ltd..................................          9,100         135,362
                                                                             --------------
                                                                                  6,335,930
                                                                             --------------
AUTOS - CARS & TRUCKS -- 2.2%
  Cummins Engine Co., Inc...................................          6,200         220,100
  DaimlerChrysler AG........................................        327,975      31,506,098
  Dana Corp.................................................         26,550       1,085,231
  Ford Motor Co.............................................        478,700      28,093,707
  General Motors Corp.......................................        553,900      39,638,469
  Genuine Parts Co..........................................         29,000         969,687
  Johnson Controls, Inc.....................................         13,700         808,300
  MascoTech, Inc............................................        388,000       6,644,500
  Midas, Inc................................................         90,866       2,828,204
  Navistar International Corp. (a)..........................         11,700         333,450
  PACCAR, Inc...............................................         12,600         518,175
  Titan International, Inc..................................        415,700       3,949,150
  TRW, Inc..................................................         19,900       1,118,131
                                                                             --------------
                                                                                117,713,202
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 2.0%
  Banc One Corp.............................................        190,264       9,715,355
  Bank of New York Co., Inc.................................        122,000       4,910,500
  BankAmerica Corp..........................................        281,141      16,903,603
  BankBoston Corp...........................................         47,200       1,837,850
  Bankers Trust Corp........................................         15,900       1,358,456
  BB&T Corp.................................................         46,200       1,862,437
  Chase Manhattan Corp......................................        136,700       9,304,144
  Comerica, Inc.............................................         25,500       1,738,781
  First Union Corp..........................................        156,800       9,535,400
  Fleet Financial Group, Inc................................         90,000       4,021,875
  Golden West Financial Corp................................          9,200         843,525
  Huntington Bancshares, Inc................................         34,120       1,025,732
  KeyCorp...................................................         71,200       2,278,400
  Mellon Bank Corp..........................................         41,300       2,839,375
  Mercantile Bancorporation, Inc............................         23,800       1,097,775
  Morgan (J.P.) & Co., Inc..................................         28,800       3,025,800
  National City Corp........................................         53,200       3,857,000
  Northern Trust Corp.......................................         18,100       1,580,356
  PNC Bank Corp.............................................         49,500       2,679,187

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------

BANKS AND SAVINGS & LOANS (CONT'D.)
  Providian Financial Corp..................................         23,100  $    1,732,500
  Regions Financial Corp....................................         32,000       1,290,000
  Republic New York Corp....................................         17,700         806,456
  Summit Bancorp............................................         28,500       1,245,094
  Suntrust Banks, Inc.......................................         34,200       2,616,300
  Synovus Financial Corp....................................         42,500       1,035,937
  U.S. Bancorp..............................................        119,400       4,238,700
  Union Planters Corp.......................................         18,000         815,625
  Wachovia Corp.............................................         33,400       2,920,412
  Wells Fargo & Co..........................................        259,400      10,359,787
                                                                             --------------
                                                                                107,476,362
                                                                             --------------
BUSINESS SERVICES
  Equifax, Inc..............................................         24,400         834,175
  Omnicom Group, Inc........................................         27,300       1,583,400
                                                                             --------------
                                                                                  2,417,575
                                                                             --------------
CHEMICALS -- 1.1%
  Air Products & Chemicals, Inc.............................         38,100       1,524,000
  Dow Chemical Co...........................................         36,800       3,346,500
  Du Pont (E.I.) de Nemours & Co............................        183,500       9,736,969
  Eastman Chemical Co.......................................         12,700         568,325
  Engelhard Corp............................................         23,400         456,300
  Ferro Corp................................................        553,650      14,394,900
  FMC Corp. (a).............................................          5,600         313,600
  Grace (W.R.) & Co.........................................         12,000         188,250
  Great Lakes Chemical Corp.................................          9,700         388,000
  Hercules, Inc.............................................         15,700         429,787
  Millennium Chemicals, Inc. (a)............................        601,600      11,956,800
  Monsanto Co...............................................         96,200       4,569,500
  Morton International, Inc.................................         21,200         519,400
  Nalco Chemical Co.........................................         10,800         334,800
  OM Group, Inc.............................................        260,300       9,500,950
  Praxair, Inc..............................................         25,600         902,400
  Raychem Corp..............................................         13,800         445,912
  Rohm & Haas Co............................................         29,700         894,712
  Sigma-Aldrich Corp........................................         16,300         478,812
  Union Carbide Corp........................................         20,800         884,000
                                                                             --------------
                                                                                 61,833,917
                                                                             --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp. (a).........................................        136,500       2,602,031
  Deluxe Corp...............................................         13,200         482,625
  Moore Corp. Ltd...........................................         14,300         157,300
                                                                             --------------
                                                                                  3,241,956
                                                                             --------------
COMPUTER SERVICES -- 2.2%
  3Com Corp. (a)............................................         57,500       2,576,719
  Adobe Systems, Inc........................................         11,200         523,600
  America Online, Inc. (a)..................................         10,900       1,744,000
  Autodesk, Inc.............................................          7,600         324,425
  Automatic Data Processing, Inc............................         48,500       3,889,094
  BMC Software, Inc. (a)....................................         32,600       1,452,737
  Cabletron Systems, Inc. (a)...............................         25,600         214,400
  Ceridian Corp. (a)........................................         11,700         816,806
  Cisco Systems, Inc. (a)...................................        248,500      23,063,906
  Computer Associates International, Inc....................         88,600       3,776,575
  Computer Sciences Corp. (a)...............................         25,300       1,630,269
  Electronic Data Systems Corp..............................         78,000       3,919,500
  EMC Corp. (a).............................................         80,400       6,834,000
  First Data Corp...........................................         69,400       2,199,112
  Microsoft Corp. (a).......................................        396,700      55,017,331

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

DECEMBER 31, 1998

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
COMPUTER SERVICES (CONT'D.)
  Novell, Inc. (a)..........................................         56,900  $    1,031,312
  Oracle Corp. (a)..........................................        159,500       6,878,437
  Parametric Technology Corp. (a)...........................         43,200         707,400
  Peoplesoft, Inc...........................................         30,000         568,125
  Silicon Graphics, Inc. (a)................................         30,400         391,400
  Unisys Corp...............................................         40,400       1,391,275
                                                                             --------------
                                                                                118,950,423
                                                                             --------------
COMPUTERS -- 1.4%
  Apple Computer, Inc. (a)..................................         21,600         884,250
  Compaq Computer Corp......................................        267,961      11,237,614
  Data General Corp. (a)....................................          7,900         129,856
  Dell Computer Corp. (a)...................................        203,200      14,871,700
  Gateway 2000, Inc. (a)....................................         25,100       1,284,806
  Hewlett-Packard Co........................................        168,600      11,517,487
  International Business Machines Corp......................        149,800      27,675,550
  Seagate Technology, Inc. (a)..............................         39,300       1,188,825
  Sun Microsystems, Inc. (a)................................         61,200       5,240,250
                                                                             --------------
                                                                                 74,030,338
                                                                             --------------
CONSTRUCTION -- 0.6%
  Centex Corp...............................................          9,600         432,600
  Fluor Corp................................................         13,600         578,850
  Foster Wheeler Corp.......................................          6,600          87,037
  Oakwood Homes Corp........................................        572,000       8,687,250
  Pulte Corp................................................          6,900         191,906
  Standard Pacific Corp.....................................        632,400       8,932,650
  Webb (Del E.) Corp........................................        576,500      15,889,781
                                                                             --------------
                                                                                 34,800,074
                                                                             --------------
CONTAINERS -- 0.2%
  Ball Corp.................................................          4,900         224,175
  Bemis Co., Inc............................................          8,600         326,262
  Crown Cork & Seal Co., Inc................................         20,800         640,900
  Owens-Illinois, Inc. (a)..................................        260,800       7,987,000
  Sealed Air Corp...........................................         13,400         684,237
                                                                             --------------
                                                                                  9,862,574
                                                                             --------------
COSMETICS & SOAPS -- 0.7%
  Alberto Culver Co. (Class "B" Stock)......................          9,200         245,525
  Avon Products, Inc........................................         42,800       1,893,900
  Colgate-Palmolive Co......................................         47,900       4,448,712
  Gillette Co...............................................        181,600       8,773,550
  International Flavors & Fragrances, Inc...................         17,700         782,119
  Procter & Gamble Co.......................................        216,700      19,787,419
                                                                             --------------
                                                                                 35,931,225
                                                                             --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.2%
  Avery Dennison Corp.......................................         17,300         779,581
  Pitney Bowes, Inc.........................................         44,400       2,933,175
  Xerox Corp................................................         52,800       6,230,400
                                                                             --------------
                                                                                  9,943,156
                                                                             --------------
DIVERSIFIED OPERATIONS -- 1.3%
  Fortune Brands, Inc.......................................         27,800         879,175
  General Electric Corp.....................................        522,400      53,317,450
  Loews Corp................................................        183,800      18,058,350
                                                                             --------------
                                                                                 72,254,975
                                                                             --------------
                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
DRUGS AND MEDICAL SUPPLIES -- 3.5%
  Abbott Laboratories.......................................        248,000  $   12,152,000
  Allergan, Inc.............................................         10,600         686,350
  ALZA Corp. (a)............................................         13,900         726,275
  American Home Products Corp...............................        210,700      11,865,044
  Amgen, Inc. (a)...........................................         41,700       4,360,256
  Bard (C.R.), Inc..........................................          9,200         455,400
  Bausch & Lomb, Inc........................................          9,000         540,000
  Baxter International, Inc.................................         45,400       2,919,787
  Becton, Dickinson & Co....................................         39,700       1,694,694
  Biomet, Inc...............................................         18,100         728,525
  Boston Scientific Corp. (a)...............................         63,200       1,694,550
  Bristol-Myers Squibb Co...................................        159,700      21,369,856
  Cardinal Health, Inc......................................         32,250       2,446,969
  Guidant Corp..............................................         24,400       2,690,100
  Johnson & Johnson.........................................        217,200      18,217,650
  Lilly (Eli) & Co..........................................        176,900      15,721,987
  Mallinckrodt, Inc.........................................         11,800         363,587
  Medtronic, Inc............................................         75,900       5,635,575
  Merck & Co., Inc..........................................        191,200      28,237,850
  Pfizer, Inc...............................................        210,500      26,404,594
  Pharmacia & Upjohn, Inc...................................         82,300       4,660,237
  Schering-Plough Corp......................................        237,400      13,116,350
  St. Jude Medical, Inc. (a)................................         14,900         412,544
  Warner-Lambert Co.........................................        132,400       9,954,825
                                                                             --------------
                                                                                187,055,005
                                                                             --------------
ELECTRONICS -- 1.3%
  Advanced Micro Devices, Inc. (a)..........................         23,000         665,562
  AMP Inc...................................................         35,700       1,858,631
  Applied Materials, Inc. (a)...............................         59,400       2,535,637
  Belden, Inc...............................................        275,600       5,839,275
  EG&G, Inc.................................................          7,300         203,031
  Emerson Electric Co.......................................         71,900       4,498,244
  Grainger (W.W.), Inc......................................         16,100         670,162
  Harris Corp...............................................         13,000         476,125
  Honeywell, Inc............................................         20,600       1,551,437
  Intel Corp................................................        269,700      31,976,306
  KLA-Tencor Corp. (a)......................................         13,700         594,237
  LSI Logic Corp. (a).......................................         23,000         370,875
  Micron Technology, Inc....................................         34,300       1,734,294
  Motorola, Inc.............................................         96,800       5,910,850
  National Semiconductor Corp. (a)..........................         26,700         360,450
  Perkin-Elmer Corp.........................................          7,900         770,744
  Rockwell International Corp...............................         32,500       1,578,281
  Solectron Corp............................................          5,200         483,275
  Tektronix, Inc............................................          8,200         246,512
  Texas Instruments, Inc....................................         63,200       5,407,550
  Thomas & Betts Corp.......................................          9,000         389,812
                                                                             --------------
                                                                                 68,121,290
                                                                             --------------
ENGINEERING & CONSTRUCTION -- 0.1%
  Giant Cement Holding, Inc. (a)............................        244,900       6,061,275
                                                                             --------------
ENVIRONMENTAL SERVICES -- 0.2%
  Browning-Ferris Industries, Inc...........................         29,800         847,437
  Waste Management, Inc.....................................        256,562      11,962,203
                                                                             --------------
                                                                                 12,809,640
                                                                             --------------
FINANCIAL SERVICES -- 3.0%
  American Express Co.......................................         73,300       7,494,925
  Associates First Capital Corp.............................        112,390       4,762,526
  Bear Stearns Companies, Inc...............................         17,500         654,062
  Block (H.R.), Inc.........................................         17,000         765,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

DECEMBER 31, 1998

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
FINANCIAL SERVICES (CONT'D.)
  Capital One Financial Corp................................         10,200  $    1,173,000
  Citigroup, Inc............................................        584,451      28,930,324
  Countrywide Credit Industries, Inc........................         17,600         883,300
  Dun & Bradstreet Corp.....................................         27,600         871,125
  Federal Home Loan Mortgage Corp...........................        109,600       7,062,350
  Federal National Mortgage Association.....................        167,500      12,395,000
  Fifth Third Bancorp.......................................         41,100       2,930,944
  Franklin Resources, Inc...................................         41,000       1,312,000
  Household International, Inc..............................         78,392       3,106,283
  Lehman Brothers Holdings, Inc.............................        724,900      31,940,906
  MBNA Corp.................................................        121,800       3,037,387
  Merrill Lynch & Co., Inc..................................        294,000      19,624,500
  Morgan Stanley Dean Witter & Co...........................        317,795      22,563,445
  Paychex, Inc..............................................         23,000       1,183,062
  Schwab (Charles) Corp. (a)................................         64,500       3,624,094
  SLM Holding Corp..........................................         26,000       1,248,000
  State Street Corp.........................................         26,100       1,815,581
  SunAmerica, Inc...........................................         31,700       2,571,662
  Transamerica Corp.........................................         10,200       1,178,100
  Washington Mutual, Inc....................................         92,336       3,526,081
                                                                             --------------
                                                                                164,653,657
                                                                             --------------
FOOD & BEVERAGES -- 2.3%
  Anheuser-Busch Companies, Inc.............................         79,400       5,210,625
  Archer-Daniels-Midland Co.................................        101,115       1,737,914
  Bestfoods.................................................         46,700       2,486,775
  Brown-Forman Corp. (Class "B" Stock)......................         11,200         847,700
  Campbell Soup Co..........................................         74,000       4,070,000
  Coca-Cola Co..............................................        395,900      26,475,812
  Coca-Cola Enterprises, Inc................................         62,000       2,216,500
  ConAgra, Inc..............................................         77,100       2,428,650
  Coors (Adolph) Co. (Class "B" Stock)......................          6,000         338,625
  General Mills, Inc........................................         25,700       1,998,175
  Heinz (H.J.) & Co.........................................         59,300       3,357,862
  Hershey Foods Corp........................................         23,200       1,442,750
  Kellogg Co................................................         66,600       2,272,725
  PepsiCo, Inc..............................................        240,300       9,837,281
  Pioneer Hi-Bred International, Inc........................         39,600       1,069,200
  Quaker Oats Co............................................         22,400       1,332,800
  Ralston-Ralston Purina Group..............................         52,000       1,683,500
  RJR Nabisco Holdings Corp.................................      1,124,200      33,374,688
  Sara Lee Corp.............................................        149,600       4,216,850
  Seagram Co., Ltd..........................................         57,800       2,196,400
  Sysco Corp................................................         55,200       1,514,550
  Whitman Corp..............................................        545,200      13,834,450
  Wrigley (William) Jr. Co..................................         18,800       1,683,775
                                                                             --------------
                                                                                125,627,607
                                                                             --------------
FOREST PRODUCTS -- 1.5%
  Boise Cascade Corp........................................        669,400      20,751,400
  Champion International Corp...............................        404,400      16,378,200
  Fort James Corp...........................................         35,200       1,408,000
  Georgia-Pacific Corp......................................         15,000         878,437
  International Paper Co....................................         49,000       2,195,812
  Louisiana-Pacific Corp....................................        706,600      12,939,612
  Mead Corp.................................................        406,800      11,924,325
  Potlatch Corp.............................................          4,700         173,312
  Temple-Inland, Inc........................................          9,100         539,744
                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------

FOREST PRODUCTS (CONT'D.)
  Union Camp Corp...........................................         11,300  $      762,750
  Westvaco Corp.............................................         16,600         445,087
  Weyerhaeuser Co...........................................         32,300       1,641,244
  Willamette Industries, Inc................................        302,500      10,133,750
                                                                             --------------
                                                                                 80,171,673
                                                                             --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group.....................................         13,500         779,625
  Consolidated Natural Gas Co...............................         15,500         837,000
  Peoples Energy Corp.......................................          5,700         227,287
  Sempra Energy.............................................         37,053         940,220
  Sonat, Inc................................................         17,800         481,712
  Williams Companies, Inc...................................         66,600       2,077,087
                                                                             --------------
                                                                                  5,342,931
                                                                             --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 0.6%
  Columbia/HCA Healthcare Corp..............................        911,500      22,559,625
  HBO & Co..................................................         71,300       2,045,419
  Healthsouth Corp. (a).....................................         65,700       1,014,244
  Humana, Inc. (a)..........................................         26,600         473,812
  IMS Health, Inc...........................................         26,300       1,984,006
  Manor Care, Inc...........................................         13,300         390,687
  Service Corp. International...............................         40,800       1,552,950
  Shared Medical Systems Corp...............................          4,200         209,475
  Tenet Healthcare Corp. (a)................................         49,700       1,304,625
                                                                             --------------
                                                                                 31,534,843
                                                                             --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.3%
  Clorox Co.................................................         16,700       1,950,769
  Kimberly-Clark Corp.......................................         90,100       4,910,450
  Leggett & Platt, Inc......................................        470,800      10,357,600
                                                                             --------------
                                                                                 17,218,819
                                                                             --------------
HOUSING RELATED -- 1.3%
  Armstrong World Industries, Inc...........................          6,500         392,031
  Fleetwood Enterprises, Inc................................          6,100         211,975
  Hanson, PLC, ADR, (United Kingdom)........................      1,221,100      47,622,900
  Kaufman & Broad Home Corp.................................          6,400         184,000
  Lowe's Companies, Inc.....................................         56,800       2,907,450
  Masco Corp................................................         53,500       1,538,125
  Maytag Corp...............................................         15,400         958,650
  Owens Corning.............................................        413,400      14,649,862
  Stanley Works.............................................         14,400         399,600
  Tupperware Corp...........................................          9,900         162,731
  Whirlpool Corp............................................         12,100         670,037
                                                                             --------------
                                                                                 69,697,361
                                                                             --------------
INSURANCE -- 2.3%
  Aetna, Inc................................................         24,100       1,894,862
  Allstate Corp.............................................        135,800       5,245,275
  American General Corp.....................................         41,100       3,205,800
  American International Group, Inc.........................        169,200      16,348,950
  Aon Corp..................................................         27,100       1,500,662
  Berkley (W.R.) Corp.......................................        175,850       5,989,891
  Berkshire Hathaway, Inc. (Class "B" Stock)................            494       1,159,725
  Chubb Corp................................................         27,600       1,790,550
  CIGNA Corp................................................         36,000       2,783,250
  Cincinnati Financial Corp.................................         26,700         977,887
  Conseco, Inc..............................................         50,687       1,549,121
  Financial Security Assurance Holdings Ltd.................        140,100       7,600,425

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

DECEMBER 31, 1998

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
INSURANCE (CONT'D.)
  Hartford Financial Services Group, Inc....................         38,300  $    2,101,712
  Jefferson-Pilot Corp......................................         17,200       1,290,000
  Lincoln National Corp.....................................         16,600       1,358,087
  Marsh & McLennan Companies, Inc...........................         41,300       2,413,469
  MBIA, Inc.................................................         15,900       1,042,444
  Magic Investment Corp.....................................         18,500         736,531
  Progressive Corp..........................................         11,700       1,981,687
  Provident Companies, Inc..................................        238,400       9,893,600
  Reinsurance Group of America, Inc.........................        474,600      33,222,000
  SAFECO Corp...............................................         22,900         983,269
  St. Paul Companies, Inc...................................         37,400       1,299,650
  TIG Holdings, Inc.........................................        351,200       5,465,550
  Torchmark Corp............................................         22,700         801,594
  Trenwick Group, Inc.......................................        273,300       8,916,413
  United Healthcare Corp....................................         30,500       1,313,406
  UNUM Corp.................................................         22,500       1,313,438
                                                                             --------------
                                                                                124,179,248
                                                                             --------------
INTRUMENTS - CONTROLS -- 0.1%
  Parker-Hannifin Corp......................................        194,900       6,382,975
                                                                             --------------
LEISURE -- 0.3%
  Brunswick Corp............................................         16,200         400,950
  Carnival Corp. (Class "A" Stock)..........................         78,500       3,768,000
  Disney (Walt) Co..........................................        328,300       9,849,000
  Harrah's Entertainment, Inc. (a)..........................         16,400         257,275
  Hilton Hotels Corp........................................         40,600         776,475
  King World Productions, Inc...............................         11,900         350,306
  Marriott International, Inc. (Class "A" Stock)............         41,400       1,200,600
  Mirage Resorts, Inc. (a)..................................         29,100         434,681
                                                                             --------------
                                                                                 17,037,287
                                                                             --------------
MACHINERY -- 0.6%
  Briggs & Stratton Corp....................................          4,000         199,500
  Case Corp.................................................        369,200       8,053,175
  Caterpillar, Inc..........................................         60,400       2,778,400
  Cooper Industries, Inc....................................         19,600         934,675
  Deere & Co................................................         40,500       1,341,563
  Dover Corp................................................         36,100       1,322,163
  DT Industries, Inc........................................        146,800       2,312,100
  Eaton Corp................................................         11,600         819,975
  Global Industrial Technologies, Inc. (a)..................        258,100       2,758,444
  Harnischfeger Industries, Inc.............................          7,800          79,463
  Ingersoll-Rand Co.........................................         26,900       1,262,619
  Milacron, Inc.............................................          6,400         123,200
  Paxar Corp................................................        954,575       8,531,514
  Snap-On, Inc..............................................          9,900         344,644
  Timken Co.................................................         10,200         192,525
                                                                             --------------
                                                                                 31,053,960
                                                                             --------------
MANUFACTURING -- 0.5%
  Flowserve Corp............................................        161,991       2,682,976
  Hussmann International, Inc...............................        272,600       5,281,625
  Illinois Tool Works, Inc..................................         40,400       2,343,200
  Smith (A.O.) Corp.........................................        433,350      10,644,159
  Tyco International Ltd....................................        102,157       7,706,469
                                                                             --------------
                                                                                 28,658,429
                                                                             --------------
                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
MEDIA -- 2.2%
  CBS Corp. (a).............................................        910,000  $   29,802,500
  Central Newspapers, Inc.(Class "A" Stock).................        205,300      14,666,119
  Clear Channel Communications, Inc. (a)....................         40,000       2,180,000
  Comcast Corp. (Special Class "A" Stock)...................         57,600       3,380,400
  Donnelley (R.R.) & Sons Co................................         23,700       1,038,356
  Dow Jones & Co., Inc......................................         15,600         750,750
  Gannett Co., Inc..........................................         46,000       3,044,625
  Houghton Mifflin Co.......................................        240,700      11,373,075
  Interpublic Group of Companies, Inc.......................         21,200       1,690,700
  Knight-Ridder, Inc........................................        251,600      12,863,051
  Lee Enterprises, Inc......................................        208,900       6,580,350
  McGraw-Hill, Inc..........................................         16,100       1,640,188
  Mediaone Group, Inc.......................................         98,500       4,629,500
  Meredith Corp.............................................          8,600         325,725
  New York Times Co. (Class "A" Stock)......................         31,200       1,082,250
  Tele-Communications, Inc. (Class "A" Stock) (a)...........         82,268       4,550,449
  Time Warner, Inc..........................................        189,400      11,754,638
  Times Mirror Co. (Class "A" Stock)........................         14,300         800,800
  Tribune Co................................................         19,900       1,313,400
  Viacom, Inc. (Class "B" Stock) (a)........................         57,300       4,240,200
                                                                             --------------
                                                                                117,707,076
                                                                             --------------
METALS-FERROUS -- 0.8%
  AK Steel Holding Corp.....................................        880,000      20,680,000
  Allegheny Teledyne, Inc...................................         31,800         649,913
  Bethlehem Steel Corp. (a).................................        924,400       7,741,851
  LTV Corp..................................................        841,400       4,890,638
  Material Sciences Corp. (a)...............................        397,900       3,382,150
  National Steel Corp. (Class "B" Stock) (a)................        172,800       1,231,200
  Nucor Corp................................................         14,200         614,150
  USX-U.S. Steel Group, Inc.................................        291,100       6,695,300
  Worthington Industries, Inc...............................         15,700         196,250
                                                                             --------------
                                                                                 46,081,452
                                                                             --------------
METALS-NON FERROUS -- 1.0%
  Alcan Aluminum Ltd........................................         36,900         998,606
  Aluminum Company of America...............................        678,200      50,568,287
  Cyprus Amax Minerals Co...................................         15,100         151,000
  Inco Ltd..................................................         27,000         285,188
  Reynolds Metals Co........................................         11,900         626,981
                                                                             --------------
                                                                                 52,630,062
                                                                             --------------
MINERAL RESOURCES
  ASARCO, Inc...............................................          6,500          97,906
  Burlington Resources, Inc.................................         28,600       1,024,237
  Homestake Mining Co.......................................         34,300         315,131
  Phelps Dodge Corp.........................................          9,500         483,313
                                                                             --------------
                                                                                  1,920,587
                                                                             --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.9%
  AES Corp..................................................         25,000       1,184,375
  Coltec Industries, Inc....................................        179,200       3,494,400
  Crane Co..................................................         11,100         335,081
  Danaher Corp..............................................         14,000         760,375
  Donaldson Co., Inc........................................        448,600       9,308,450
  Ecolab, Inc...............................................         20,900         756,319

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

DECEMBER 31, 1998

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
MISCELLANEOUS - BASIC INDUSTRY (CONT'D.)
  IDEX Corp.................................................        246,700  $    6,044,150
  ITT Industries, Inc.......................................         19,300         767,175
  Laidlaw, Inc..............................................         53,300         536,331
  Mark IV Industries, Inc...................................        355,500       4,621,500
  Millipore Corp............................................          7,000         199,063
  NACCO Industries, Inc. (Class "A" Stock)..................          1,300         119,600
  Pall Corp.................................................         20,200         511,313
  PPG Industries, Inc.......................................         28,900       1,683,425
  Textron, Inc..............................................         26,700       2,027,531
  Thermo Electron Corp. (a).................................         25,800         436,988
  Trinity Industries, Inc...................................        214,100       8,242,850
  Wolverine Tube, Inc. (a)..................................        155,300       3,261,300
  York International Corp...................................        110,600       4,513,863
                                                                             --------------
                                                                                 48,804,089
                                                                             --------------
MISCELLANEOUS - CONSUMER GROWTH/STAPLE -- 0.6%
  American Greetings Corp. (Class "A" Stock)................         11,800         484,538
  Black & Decker Corp.......................................         15,400         863,362
  Corning, Inc..............................................         37,400       1,683,000
  Eastman Kodak Co..........................................        195,400      14,068,800
  Jostens, Inc..............................................          6,300         164,981
  Minnesota Mining & Manufacturing Co.......................         66,200       4,708,475
  Polaroid Corp.............................................          7,300         136,419
  Rubbermaid, Inc...........................................         24,300         763,931
  Unilever N.V., ADR, (United Kingdom)......................        103,800       8,608,913
                                                                             --------------
                                                                                 31,482,419
                                                                             --------------
MISCELLANEOUS - INDUSTRIAL
  Tenneco, Inc..............................................         27,600         940,125
                                                                             --------------
OIL & GAS -- 2.4%
  Amerada Hess Corp.........................................         14,800         736,300
  Amoco Corp................................................        154,200       9,309,825
  Anadarko Petroleum Corp...................................         19,400         598,975
  Ashland, Inc..............................................         12,200         590,175
  Atlantic Richfield Co.....................................         52,000       3,393,000
  Basin Exploration, Inc. (a)...............................         71,400         896,963
  Cabot Oil & Gas Corp. (Class "A" Stock)...................        363,800       5,457,000
  Chevron Corp..............................................        106,500       8,832,844
  Coastal Corp..............................................         34,500       1,205,344
  Eastern Enterprises.......................................          3,300         144,375
  Enron Oil & Gas Co........................................        198,700       3,427,575
  Exxon Corp................................................        393,100      28,745,438
  Kerr-McGee Corp...........................................          7,700         294,525
  Mobil Corp................................................        125,500      10,934,188
  Murphy Oil Corp...........................................        114,000       4,702,500
  NICOR, Inc................................................          7,800         329,550
  Noble Affiliates, Inc.....................................        208,900       5,144,163
  Phillips Petroleum Co.....................................         42,600       1,815,825
  Pioneer Natural Resources Co..............................      1,488,431      13,023,771
  Royal Dutch Petroleum Co..................................        345,700      16,550,388
  Seagull Energy Corp. (a)..................................        245,500       1,549,719
  Sunoco, Inc...............................................         15,300         551,756
  Texaco, Inc...............................................         87,700       4,637,138
  Union Pacific Resources Group, Inc........................         41,200         373,375
  Unocal Corp...............................................         39,900       1,164,581
                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------

OIL & GAS (CONT'D.)
  USX-Marathon Group........................................         46,800  $    1,409,850
  Western Gas Resources, Inc................................        423,100       2,432,825
                                                                             --------------
                                                                                128,251,968
                                                                             --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.7%
  Elf Aquitaine SA, ADR, (France)...........................        513,400      29,071,275
  Occidental Petroleum Corp.................................         57,100         963,563
  Oryx Energy Co. (a).......................................        524,100       7,042,594
                                                                             --------------
                                                                                 37,077,432
                                                                             --------------
OIL & GAS SERVICES -- 1.3%
  Apache Corp...............................................         15,500         392,344
  Baker Hughes, Inc.........................................         51,340         908,076
  Enron Corp................................................         53,200       3,035,725
  Halliburton Co............................................         70,900       2,100,413
  Helmerich & Payne, Inc....................................          8,200         158,875
  J. Ray McDermott, SA......................................        672,900      16,443,994
  McDermott International, Inc..............................      1,745,600      43,094,501
  ONEOK, Inc................................................          5,000         180,625
  Rowan Companies, Inc. (a).................................         14,100         141,000
  Schlumberger Ltd..........................................         85,800       3,957,525
                                                                             --------------
                                                                                 70,413,078
                                                                             --------------
PRECIOUS METALS -- 0.1%
  Apex Silver Mines Ltd.....................................        340,400       2,808,300
  Barrick Gold Corp.........................................         60,400       1,177,800
  Battle Mountain Gold Co...................................         37,200         153,450
  Freeport-McMoRan Copper & Gold, Inc. (Class "B" Stock)....         31,400         327,738
  Newmont Mining Corp.......................................         25,400         458,788
  Placer Dome, Inc..........................................         40,000         460,000
                                                                             --------------
                                                                                  5,386,076
                                                                             --------------
RAILROADS -- 0.1%
  Burlington Northern Santa Fe Corp.........................         75,900       2,561,625
  CSX Corp..................................................         35,400       1,469,100
  Norfolk Southern Corp.....................................         61,100       1,936,106
  Union Pacific Corp........................................         40,000       1,802,500
                                                                             --------------
                                                                                  7,769,331
                                                                             --------------
REAL ESTATE DEVELOPMENT -- 1.2%
  Crescent Operating, Inc...................................         67,240         319,390
  Crescent Real Estate Equities Co..........................      1,377,600      31,684,800
  Equity Residential Properties Trust.......................        150,900       6,102,019
  Vornado Operating, Inc. (a)...............................         20,000         161,250
  Vornado Realty Trust (a)..................................        745,100      25,147,125
                                                                             --------------
                                                                                 63,414,584
                                                                             --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc...................................         19,000         342,000
  McDonald's Corp...........................................        111,700       8,559,013
  Tricon Global Restaurants, Inc. (a).......................         24,600       1,233,075
  Wendy's International, Inc................................         21,500         468,969
                                                                             --------------
                                                                                 10,603,057
                                                                             --------------
RETAIL -- 3.7%
  Albertson's, Inc..........................................         39,800       2,534,763
  American Stores Co........................................         44,300       1,636,331
  AutoZone, Inc. (a)........................................         24,600         810,263
  Bombay Co., Inc. (a)......................................        571,600       3,179,525
  Charming Shoppes, Inc. (a)................................      3,332,400      14,370,975
  Circuit City Stores, Inc..................................         16,000         799,000
  Consolidated Stores Corp..................................         17,400         351,263
  Costco Companies, Inc. (a)................................         34,700       2,504,906

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

DECEMBER 31, 1998

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
RETAIL (CONT'D.)
  CVS Corp..................................................         62,000  $    3,410,000
  Dayton-Hudson Corp........................................         70,800       3,840,900
  Designs, Inc. (a).........................................        203,900         395,056
  Dillard's, Inc............................................        148,300       4,208,013
  Dollar General Corp.......................................         27,500         649,688
  Federated Department Stores, Inc. (a).....................         34,000       1,481,125
  Fred Meyer, Inc...........................................         23,000       1,385,750
  Great Atlantic & Pacific Tea Co., Inc.....................          6,200         183,675
  Harcourt General, Inc.....................................         11,500         611,656
  Home Depot, Inc...........................................        237,200      14,513,675
  IKON Office Solutions, Inc................................         21,800         186,663
  J.C. Penney Co., Inc......................................         40,500       1,898,438
  Jan Bell Marketing, Inc. (a)..............................        295,700       1,903,569
  Kmart Corp. (a)...........................................      2,576,000      39,445,000
  Kohl's Corp. (a)..........................................         25,200       1,548,225
  Kroger Co. (a)............................................         41,300       2,498,650
  Liz Claiborne, Inc........................................         10,900         344,031
  Longs Drug Stores, Inc....................................          6,300         236,250
  May Department Stores Co..................................         37,500       2,264,063
  Newell Co.................................................         25,800       1,064,250
  Nordstrom, Inc............................................         28,900       1,002,469
  Pep Boys - Manny, Moe & Jack..............................         10,300         161,581
  Phillips-Van Heusen Corp..................................        389,200       2,797,375
  Rite Aid Corp.............................................         41,800       2,071,713
  Safeway, Inc. (a).........................................         72,000       4,387,500
  Sears, Roebuck & Co.......................................         63,500       2,698,750
  Sherwin-Williams Co.......................................         28,000         822,500
  Staples, Inc. (a).........................................         43,000       1,878,563
  Supervalu, Inc............................................         19,400         543,200
  Tandy Corp................................................         16,700         687,831
  The Gap, Inc..............................................         96,300       5,416,875
  The Limited, Inc..........................................        826,500      24,071,813
  TJX Companies, Inc........................................         52,400       1,519,600
  Toys 'R' Us, Inc. (a).....................................        404,100       6,819,188
  Wal-Mart Stores, Inc......................................        360,200      29,333,788
  Walgreen Co...............................................         80,300       4,702,569
  Winn-Dixie Stores, Inc....................................         24,100       1,081,488
                                                                             --------------
                                                                                198,252,506
                                                                             --------------
RUBBER -- 0.2%
  Cooper Tire & Rubber Co...................................         12,800         261,600
  Goodyear Tire & Rubber Co.................................        186,400       9,401,550
                                                                             --------------
                                                                                  9,663,150
                                                                             --------------
TELECOMMUNICATIONS -- 3.4%
  Airtouch Communications, Inc. (a).........................         91,400       6,592,225
  Alcatel Alsthom, ADR, (France)............................        513,000      12,536,438
  Alltel Corp...............................................         43,000       2,571,938
  Ameritech Corp............................................        177,500      11,249,063
  Andrew Corp. (a)..........................................         14,300         235,950
  Ascend Communications, Inc. (a)...........................         31,300       2,057,975
  AT&T Corp.................................................        290,800      21,882,700
  Bell Atlantic Corp........................................        251,800      14,305,388
  BellSouth Corp............................................        316,000      15,760,500
  Deutsche Telekom AG, ADR, (Germany).......................        185,000       6,058,750
  Frontier Corp.............................................         26,700         907,800
  General Instrument Corp...................................         24,000         814,500
  GTE Corp..................................................        155,300      10,473,044
  Lucent Technologies, Inc..................................        211,000      23,210,000
                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
TELECOMMUNICATIONS (CONT'D.)
  MCI WorldCom, Inc.........................................        287,270  $   20,611,623
  Nextel Communications, Inc. (Class "A" Stock) (a).........         42,500       1,004,063
  Northern Telecom Ltd......................................        105,800       5,303,225
  SBC Communications, Inc...................................        313,200      16,795,350
  Scientific-Atlanta, Inc...................................         12,800         292,000
  Sprint Corp...............................................         69,700       5,863,513
  Sprint Corp. (PCS Group)..................................         46,850       1,083,406
  Tellabs, Inc. (a).........................................         30,600       2,098,013
  US West, Inc..............................................         80,441       5,198,500
                                                                             --------------
                                                                                186,905,964
                                                                             --------------
TEXTILES -- 0.1%
  National Service Industries, Inc..........................          6,900         262,200
  Pillowtex Corp. (a).......................................         73,932       1,977,681
  Russell Corp..............................................          5,900         119,844
  Springs Industries, Inc...................................          3,300         136,744
  Tultex Corp. (a)..........................................        362,600         317,275
  VF Corp...................................................         19,800         928,125
                                                                             --------------
                                                                                  3,741,869
                                                                             --------------
TOBACCO -- 0.8%
  Philip Morris Co., Inc....................................        801,400      42,874,900
  UST, Inc..................................................         29,800       1,039,275
                                                                             --------------
                                                                                 43,914,175
                                                                             --------------
TOYS
  Hasbro, Inc...............................................         21,600         780,300
  Mattel, Inc...............................................         47,200       1,076,750
                                                                             --------------
                                                                                  1,857,050
                                                                             --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp. (a).................................         23,800       2,118,200
  Ryder System, Inc.........................................         12,400         322,400
  Yellow Corp. (a)..........................................        178,700       3,417,638
                                                                             --------------
                                                                                  5,858,238
                                                                             --------------
UTILITY - ELECTRIC -- 0.7%
  Ameren Corp...............................................         22,200         947,663
  American Electric Power Co., Inc..........................         30,700       1,444,819
  Baltimore Gas & Electric Co...............................         24,000         741,000
  Carolina Power & Light Co.................................         24,400       1,148,325
  Central & South West Corp.................................         34,400         943,850
  CINergy Corp..............................................         25,600         880,000
  Consolidated Edison, Inc..................................         38,100       2,014,538
  Dominion Resources, Inc...................................         31,400       1,467,950
  DTE Energy Co.............................................         23,500       1,007,563
  Duke Energy Corp..........................................         58,300       3,734,844
  Edison International......................................         58,900       1,641,838
  Entergy Corp..............................................         39,600       1,232,550
  FirstEnergy Corp. (a).....................................         37,300       1,214,581
  FPL Group, Inc............................................         29,500       1,817,938
  GPU, Inc..................................................         20,600         910,263
  Houston Industries, Inc...................................         47,600       1,529,150
  New Century Energies, Inc.................................         15,000         731,250
  Niagara Mohawk Power Corp. (a)............................         24,300         391,838
  Northern States Power Co..................................         24,200         671,550
  Pacific Gas & Electric Co.................................         61,800       1,946,700
  PacifiCorp................................................         48,100       1,013,106
  PECO Energy Co............................................         36,100       1,502,663
  PP&L Resources, Inc.......................................         26,900         749,838
  Public Service Enterprise Group, Inc......................         37,600       1,504,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

DECEMBER 31, 1998

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
UTILITY - ELECTRIC (CONT'D.)
  Southern Co...............................................        111,800  $    3,249,188
  Texas Utilities Co........................................         44,500       2,077,594
  Unicom Corp...............................................         35,100       1,353,544
                                                                             --------------
                                                                                 37,868,143
                                                                             --------------
TOTAL COMMON STOCKS
  (cost $2,611,554,092)....................................................   2,858,308,143
                                                                             --------------
PREFERRED STOCKS -- 0.8%
FINANCIAL SERVICES -- 0.5%
  Central Hispano Capital Corp. (Portugal)..................      1,000,000      25,000,000
                                                                             --------------
TELECOMMUNICATIONS -- 0.3%
  Telecomunicacoes Brasileiras S.A., ADR (Brazil)...........        223,400      16,238,388
                                                                             --------------
TOTAL PREFERRED STOCKS
  (cost $47,988,630).......................................................      41,238,388
                                                                             --------------
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT
LONG-TERM BONDS -- 35.1%                            (UNAUDITED)     (000)
                                                    ------------  ---------
AEROSPACE -- 0.7%
  Raytheon Co.,
    5.95%, 03/15/01...............................      Baa1      $  14,000      14,122,920
    6.40%, 12/15/18...............................      Baa1         25,000      24,812,500
                                                                             --------------
                                                                                 38,935,420
                                                                             --------------
AIRLINES -- 2.3%
  Continental Airlines, Inc.,
    8.00%, 12/15/05...............................      Ba2          15,000      14,821,500
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         19,335      24,187,118
    10.375%, 02/01/11.............................      Ba1          31,250      39,896,250
  United Airlines, Inc.,
    10.67%, 05/01/04..............................      Baa3         19,500      23,072,400
    11.21%, 05/01/14..............................      Baa3         17,500      22,981,000
                                                                             --------------
                                                                                124,958,268
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.2%
  California Infrastructure,
    1997-1 6.17%, 03/25/03........................       A3           4,000       4,049,040
  Standard Credit Card Master Trust, 1993-2A
    5.95%, 10/07/04...............................      Aaa           4,500       4,566,060
                                                                             --------------
                                                                                  8,615,100
                                                                             --------------
AUTO - CARS & TRUCKS -- 0.2%
  Navistar International Corp.,
    7.00%, 02/01/03...............................      Ba1          11,500      11,501,797
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 1.9%
  Banco de Commercio Exterior de Columbia, SA,
    M.T.N. (Colombia),
    8.625%, 06/02/00..............................       NR           5,500       5,390,000
  Bank of Nova Scotia (Canada),
    6.50%, 07/15/07...............................       A1           5,400       5,437,692
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  Bayerische Landesbank Girozentrale (Germany),
    5.875%, 12/01/08..............................      Aaa       $  12,500  $   12,780,000
  Capital One Bank,
    6.844%, 06/13/00..............................      Baa3         23,900      24,081,401
  Central Hispano Financial Services (Portugal),
    6.188%, 04/28/05..............................       A3           5,000       4,966,600
  Citicorp, M.T.N.,
    6.375%, 11/15/08..............................       A1          12,500      12,924,625
  Kansallis-Osake-Pankki (Finland),
    8.65%, 01/01/49...............................      Baa1          9,000       9,132,480
  National Australia Bank (Australia),
    6.40%, 12/10/07...............................       A1           8,700       8,874,000
    6.60%, 12/10/07...............................       A1           5,000       5,182,500
  Okobank (Finland),
    6.75%, 09/27/49...............................       A3          16,250      16,233,750
                                                                             --------------
                                                                                105,003,048
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.0%
  Cable & Wire Communications PLC (United
    Kingdom),
    6.75%, 12/01/08...............................      Baa1         12,100      12,334,740
  Continental Cablevision, Inc.,
    8.50%, 09/15/01...............................      Ba2           5,100       5,409,876
  Rogers Cablesystems, Inc. (Canada),
    10.00%, 03/15/05..............................      Ba3           2,000       2,240,000
  Tele-Communications, Inc.,
    6.34%, 02/01/02...............................      Ba1           8,500       8,706,125
    7.375%, 02/15/00..............................      Ba1           6,000       6,130,500
    9.875%, 06/15/22..............................      Baa3         12,878      18,257,784
                                                                             --------------
                                                                                 53,079,025
                                                                             --------------
COMPUTERS SOFTWARE & SERVICES -- 0.3%
  Computer Associates International, Inc.,
    6.375%, 04/15/05..............................      Baa1         13,750      13,607,550
                                                                             --------------
CONSULTING -- 0.6%
  Comdisco, Inc.,
    5.94%, 04/13/00...............................      Baa1         12,500      12,468,750
    6.32%, 11/27/00...............................      Baa1         19,000      19,088,540
    6.375%, 11/30/01..............................      Baa1          2,700       2,711,691
                                                                             --------------
                                                                                 34,268,981
                                                                             --------------
CONSUMER SERVICES -- 0.6%
  Loewen Group, Inc.,
    7.20%, 06/01/03...............................      Ba3          20,000      16,800,000
    7.60%, 06/01/08...............................      Ba3          16,200      12,798,000
  Service Corp. International,
    7.00%, 06/01/15...............................       A3           2,500       2,588,375
                                                                             --------------
                                                                                 32,186,375
                                                                             --------------
CONTAINERS -- 0.7%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05...............................      Ba1          40,000      40,088,400
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

DECEMBER 31, 1998

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
DRUGS & MEDICAL SUPPLIES -- 0.1%
  Mallinckrodt, Inc.,
    6.30%, 03/15/11 (b)...........................      Baa2      $   8,000  $    7,876,500
                                                                             --------------
FINANCIAL SERVICES -- 7.7%
  Advanta Corp., M.T.N.,
    6.99%, 10/18/99...............................      Ba3          10,000       9,632,000
  Associates Corp.,
    6.95%, 11/01/18...............................      Aa3          29,000      30,901,820
  AT&T Capital Corp,
    7.50%, 11/15/00...............................      Baa3         40,000      40,489,600
  AT&T Capital Corp., M.T.N.,
    6.25%, 05/15/01...............................      Baa3         16,500      16,275,435
  Calair Capital Corp.,
    8.125%, 04/01/08..............................      Ba2           6,000       5,867,700
  Conseco, Inc.,
    6.40%, 06/15/11...............................      Baa2         25,000      23,972,500
    6.80%, 06/15/05...............................      Baa3          2,000       1,815,600
    8.70%, 11/15/26...............................      Ba2          30,038      27,443,161
    8.796%, 04/01/27..............................      Ba2          10,200       9,325,860
  ContiFinancial Corp.,
    7.50%, 03/15/02...............................      Ba1           7,740       5,418,000
    8.125%, 04/01/08..............................      Ba1          10,700       7,276,000
    8.375%, 08/15/03..............................      Ba1           8,000       5,600,000
  Enterprise Rent-A-Car USA Finance Co.,
    6.35%, 01/15/01...............................      Baa3         21,000      21,050,610
    6.95%, 03/01/04...............................      Baa2          7,500       7,569,900
    7.00%, 06/15/00...............................      Baa3         13,500      13,557,645
  General Motors Acceptance Corp., M.T.N.,
    5.95%, 04/20/01...............................       A3          14,700      14,817,600
  International Lease Finance Corp.,
    6.00%, 05/15/02...............................       A1          43,100      43,502,123
  Lehman Brothers Holdings, Inc.,
    6.40%, 08/30/00...............................      Baa1         25,650      25,656,413
  MCN Investment Corp.,
    6.30%, 04/02/11...............................      Baa2          8,250       8,194,725
  Merrill Lynch, Pierce, Fenner & Smith, Inc.,
    6.875%, 11/15/18..............................      Aa3          18,500      19,178,025
  Morgan Stanley Dean Witter & Co., M.T.N.,
    5.89%, 03/20/00...............................       A1          15,000      15,105,600
    6.09%, 03/09/11...............................       A1          15,000      15,200,250
  PT Alatief Freeport Co. (Netherlands),
    9.75%, 04/15/01(a)/(c)........................      Ba2           7,600       5,472,000
  Salomon, Inc., M.T.N.,
    6.59%, 02/21/01...............................      Baa1          8,250       8,408,400
    6.75%, 08/15/03...............................      Baa1          5,000       5,162,200
    7.25%, 05/01/01...............................      Baa1          8,625       8,933,430
  Textron Financial Corp.,
    6.05%, 03/16/09 1997-A........................      Aaa          17,639      17,672,740
                                                                             --------------
                                                                                413,499,337
                                                                             --------------
FOREST PRODUCTS -- 0.2%
  Fort James Corp.,
    6.234%, 03/15/11 1997-A.......................      Baa3         11,000      11,103,510
                                                                             --------------
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
INDUSTRIAL -- 2.0%
  Compania Sud Americana de Vapores, S.A. (Chile),
    7.375%, 12/08/03..............................       NR       $   5,650  $    5,070,875
  Scotia Pacific Co.,
    7.71%, 01/20/14...............................       NR           9,800       9,327,248
    7.71%, 01/20/14...............................       NR          29,500      26,428,460
  Security Capital Group,
    6.95%, 06/15/05...............................      Baa1          4,500       4,297,500
  U.S. Filter Corp.,
    6.375%, 05/15/01..............................      Ba1          20,000      19,785,600
    6.50%, 05/15/03...............................      Ba1          42,000      40,911,780
                                                                             --------------
                                                                                105,821,463
                                                                             --------------
LODGING -- 1.0%
  ITT Corp.,
    6.25%, 11/15/00...............................      Baa2         41,983      40,502,679
    6.75%, 11/15/03...............................      Baa2         14,000      12,891,620
                                                                             --------------
                                                                                 53,394,299
                                                                             --------------
MEDIA -- 1.2%
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           9,100       9,496,123
  Time Warner Inc.,
    6.625%, 05/15/29..............................      Baa3         36,000      36,628,560
  Viacom, Inc.,
    7.75%, 06/01/05...............................      Ba2          16,850      18,279,386
                                                                             --------------
                                                                                 64,404,069
                                                                             --------------
MISCELLANEOUS -- 0.1%
  Tokai Preferred Capital,
    9.98%, 12/29/49...............................       A3           6,000       5,040,000
                                                                             --------------
OIL & GAS -- 0.1%
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Ba1           4,000       4,139,880
                                                                             --------------
OIL & GAS SERVICES -- 2.0%
  KN Energy, Inc.,
    6.30%, 03/01/21...............................      Baa2         20,000      20,056,200
  R&B Falcon Corp.,
    6.50%, 04/15/03...............................      Ba1          15,375      13,965,420
    6.75%, 04/15/05...............................      Ba1          30,000      25,800,000
  Seagull Energy Co.,
    7.50%, 09/15/27...............................      Ba1           8,225       7,366,886
  Williams Companies, Inc.,
    5.95%, 02/15/10...............................      Baa2         41,000      41,045,100
                                                                             --------------
                                                                                108,233,606
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 2.1%
  Colonial Realty,
    7.00%, 07/14/07...............................      Baa3          3,350       3,212,349
  EOP Operating, L.P.,
    6.50%, 06/15/04...............................      Baa1          6,000       5,900,400
    6.625%, 02/15/05..............................      Bbb          18,187      17,827,443
  Equity Residential Properties Trust,
    6.15%, 09/15/00...............................       A3          25,000      24,835,000
    6.63%, 04/13/15...............................       A3          15,300      15,097,428
  Felcor Suites, L.P.,
    7.375%, 10/01/04..............................      Ba1          25,000      23,812,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

DECEMBER 31, 1998

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
REAL ESTATE INVESTMENT TRUST (CONT'D.)
  Gables Realty Trust,
    6.80%, 03/15/05...............................      Baa2      $   7,500  $    7,157,175
  Simon DeBartolo Group, Inc.,
    6.75%, 06/15/05...............................      Baa1         17,500      16,969,750
                                                                             --------------
                                                                                114,812,045
                                                                             --------------
RETAIL -- 2.8%
  Dayton Hudson,
    5.95%, 06/15/00...............................       A3           9,000       9,072,270
  Federated Department Stores, Inc.,
    8.125%, 10/15/02..............................      Ba1           3,600       3,880,548
    8.50%, 06/15/03...............................      Ba1          54,890      60,542,572
  Meyer (Fred), Inc.,
    7.15%, 03/01/03...............................      Ba2          12,445      12,947,529
  Saks, Inc.,
    7.50%, 12/01/10...............................      Baa3         29,000      28,997,970
    8.25%, 11/15/08...............................      Baa3         19,700      20,882,000
  Sears Roebuck & Co.,
    6.50%, 12/01/28...............................       A2          17,000      16,686,010
                                                                             --------------
                                                                                153,008,899
                                                                             --------------
TELECOMMUNICATIONS -- 2.1%
  360 Communication Co.,
    7.125%, 03/01/03..............................      Ba2          23,776      25,160,952
    7.60%, 04/01/09...............................      Ba1          12,885      14,601,926
  Qwest Communications International Inc.,
    7.50%, 11/01/08...............................      Ba1          39,000      40,560,000
  Sprint Corp.,
    6.875%, 11/15/28..............................      Baa1         26,000      27,021,800
  Worldcom Inc,
    6.125%, 08/15/01..............................      Baa2          7,600       7,721,448
                                                                             --------------
                                                                                115,066,126
                                                                             --------------
TOBACCO -- 0.6%
  Philip Morris Companies, Inc.,
    6.15%, 03/15/10...............................       A2          20,000      20,166,000
  RJR Nabisco, Inc.,
    8.75%, 08/15/05...............................      Baa3          4,600       4,641,722
    9.25%, 08/15/13...............................      Baa3          7,000       7,197,120
                                                                             --------------
                                                                                 32,004,842
                                                                             --------------
TRANSPORTATION/TRUCKING/SHIPPING -- 0.2%
  Ryder System, Inc.,
    7.51%, 03/24/00...............................      Baa1          3,000       3,076,080
    8.34%, 01/26/00...............................      Baa1          5,000       5,152,750
                                                                             --------------
                                                                                  8,228,830
                                                                             --------------
UTILITIES -- 1.3%
  Calenergy Co., Inc.,
    6.96%, 09/15/03...............................      Ba1          15,000      15,267,450
    8.48%, 09/15/28...............................      Ba1          23,000      25,427,190
  Enersis SA, (Chile)
    7.40%, 12/01/16...............................      Baa1          6,400       5,267,200
  Niagara Mohawk Power,
    7.00%, 10/01/00...............................      Ba3          25,000      25,250,000
                                                                             --------------
                                                                                 71,211,840
                                                                             --------------
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 3.1%
  Federal National Mortgage Association,
    Zero Coupon, 10/09/19.........................                $  11,800  $    3,521,592
  U.S. Treasury Bond,
    6.25%, 08/15/23...............................                   10,000      11,176,600
  U.S. Treasury Note,
    4.75%, 11/15/08 (b)...........................                    3,700       3,728,897
    5.50%, 08/15/28...............................                    2,475       2,590,632
    6.50%, 05/15/05...............................                    9,600      10,521,024
    7.50%, 02/15/05...............................                    3,100       3,549,500
    6.75%, 08/15/26...............................                  109,900     131,656,903
                                                                             --------------
                                                                                166,745,148
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $1,900,228,227)....................................................   1,896,834,358
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,559,770,949)....................................................   4,796,380,889
                                                                             --------------

SHORT-TERM INVESTMENTS -- 10.9%
COMMERCIAL PAPER -- 0.4%
  Barton Capital Corp,
    5.35%, 01/04/99...............................       P1           1,700       1,699,242
  Campbell Soup Co.
    4.80%, 01/04/99...............................       P1           1,198       1,197,521
  Countrywide Home Loan,
    5.40%, 01/04/99...............................       P2           1,700       1,699,235
  CXC Inc.,
    5.30%, 01/04/99...............................       P1           1,700       1,699,249
  Dover,
    5.30%, 01/04/99...............................       NR           1,700       1,699,249
  Hershey,
    5.00%, 01/04/99...............................       P1           1,427       1,426,405
  John Hancock Capital Corp.,
    5.25%, 01/07/99...............................       P1           1,700       1,698,513
  Novartis Finance Corp.,
    5.25%, 01/04/99...............................       P1           1,500       1,499,344
  Reed Elsevier, Inc.,
    5.05%, 01/04/99...............................       P1           1,700       1,699,285
  SBC Communications,
    5.00%, 01/04/99...............................       P1           1,700       1,699,291
  Sonoco Products,
    5.35%, 01/04/99...............................       P1           1,000         999,554
  Triple-A One Plus Funding,
    5.30%, 01/04/99...............................       P1           1,500       1,499,338
  Xerox Capital Corp,
    5.30%, 01/04/99...............................       P1           1,700       1,699,249
                                                                             --------------
                                                                                 20,215,475
                                                                             --------------
LOAN PARTICIPATIONS
  Alltel Corp.,
    5.75%, 01/04/99...............................       P1           1,700       1,700,000
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 1.2%
  AT&T Capital Corp., M.T.N.,
    6.65%, 04/30/99...............................      Baa3         24,500      24,579,870

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

DECEMBER 31, 1998

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
OTHER CORPORATE OBLIGATIONS (CONT'D.)
  Banco Ganadero, SA, M.T.N., (Colombia),
    9.75%, 08/26/99...............................       NR       $   7,300  $    7,263,500
  Comdisco, Inc.,
    6.11%, 08/04/99...............................      Baa1         12,500      12,541,375
  Okobank (Finland)
    6.793%, 1/14/99 (d)...........................       NR          12,500      12,500,000
  Tele-Communications, Inc.
    6.375%, 09/15/99..............................      Ba1           6,400       6,444,992
                                                                             --------------
                                                                                 63,329,737
                                                                             --------------
U. S. GOVERNMENT OBLIGATION -- 0.4%
  U.S. Treasury Bill,
    4.32%, 03/18/99 (b).........................................        100          99,088
    4.36%, 03/18/99 (b).........................................     22,400      22,193,820
                                                                             --------------
                                                                                 22,292,908
                                                                             --------------
REPURCHASE AGREEMENT -- 8.9%
  Joint Repurchase Agreement Account
    4.693%, 01/04/99 (Note 5)...................................    482,631     482,631,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $590,187,085)......................................................     590,169,120
                                                                             --------------
TOTAL INVESTMENTS -- 99.6%.................................................   5,386,550,009
    (cost $5,149,958,034; Note 6)
VARIATION MARGIN ON OPEN FUTURES
  CONTRACTS (e)............................................................         809,059
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.4%......................................................      22,622,320
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $5,409,981,388
                                                                             --------------
                                                                             --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  AG    Aktiengesellschaft (German Stock Company)
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  PLC   Public Limited Company (British Corporation)
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c)  Issue in default.

(d) Indicates a variable rate security. The maturity date presented for this instrument is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 1998.

(e)  Open futures contracts as of December 31, 1998 are as follows:

NUMBER OF                        EXPIRATION    VALUE AT         VALUE AT         APPRECIATION/
CONTRACTS          TYPE             DATE      TRADE DATE   DECEMBER 31, 1998     DEPRECIATION
Long positions:
  1,241      U.S. Treasury Bond    Mar 99    $159,480,156     $158,576,531        $  (903,625)
  1,134           S&P 500 Index    Mar 99     337,073,687      353,099,250         16,025,563
                                                                                ---------------
                                                                                  $15,121,938
                                                                                ---------------
                                                                                ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

                      NOTES TO THE FINANCIAL STATEMENTS OF
   THE CONSERVATIVE BALANCED PORTFOLIO AND THE FLEXIBLE MANAGED PORTFOLIO OF
                        THE PRUDENTIAL SERIES FUND, INC.

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of fifteen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to only two Portfolios: Conservative Balanced Portfolio and Flexible Managed Portfolio. Shares in the Series Fund are currently sold only to certain separate accounts of The Prudential Insurance Company of America ("The Prudential"), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (together referred to as the "Companies") to fund benefits under certain variable life insurance and variable annuity contracts ("contracts") issued by the Companies. The accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

NOTE 2:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in preparation of its financial statements.

SECURITIES VALUATION: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Convertible debt securities are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. High yield bonds are valued either by quotes received from principal market makers or by an independent pricing service which determine prices by analysis of quality, coupon, maturity and other factors. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Series Fund's Board of Directors. Short-term securities are valued at amortized cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited. (See Note 5).

FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investments securities, other assets and liabilities - at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

                                       C1

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

SHORT SALES: Conservative Balanced Portfolio and Flexible Managed Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain

                                       C2
portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at a Portfolio level.

CUSTODY FEE CREDITS: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the Portfolio. Each Portfolio will declare and distribute dividends from net investment income, if any, quarterly and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. The Prudential pays for the cost of PIC's services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The investment advisory fee paid The Prudential is computed daily and payable quarterly, at the annual rates specified below of the value of each of the Portfolio's average daily net assets.

                 Fund                    Investment Advisory Fee
---------------------------------------  ------------------------
Conservative Balanced Portfolio........             0.55%
Flexible Managed Portfolio.............             0.60

The Prudential has agreed to refund to a Portfolio, the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No refund was required for the fiscal year ended December 31, 1998.

PIC is an indirect, wholly-owned subsidiary of The Prudential.

The Series Fund has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $250,000,000. The Agreement expired on December 18, 1998 and has been extended through February 28, 1999 under the same terms. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series Fund did not borrow any amounts pursuant to the Agreement during the year ended December 31, 1998. The Series Fund pays a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly by the Series Fund.

                                       C3

NOTE 4:  OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal year ended December 31, 1998, Prudential Securities Incorporated, an indirect, wholly-owned subsidiary of The Prudential, earned $135,511 in brokerage commissions from transactions executed on behalf of the Conservative Balanced Portfolio and the Flexible Managed Portfolio as follows:

                 Fund                    Commission
---------------------------------------  -----------
Conservative Balanced Portfolio........   $  32,490
Flexible Managed Portfolio.............     103,021
                                         -----------
                                          $ 135,511

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The Portfolios of the Series Fund (excluding Global Portfolio) may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $932,710,000 as of December 31, 1998. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                           Principal    Percentage
                                            Amount       Interest
                                         -------------  ----------
Conservative Balanced Portfolio........  $ 109,421,000     11.73%
Flexible Managed Portfolio.............    482,631,000     51.75
All other portfolios (currently not
  available to PRUvider)...............    340,658,000     36.52
                                         -------------  ----------
                                         $ 932,710,000    100.00%

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 4.75%, in the principal amount of $255,000,000, repurchase price $255,134,583, due 1/4/99. The value of the collateral including accrued interest was $260,454,041.

Credit Suisse First Boston Corp., 4.88%, in the principal amount of $50,000,000, repurchase price $50,027,111, due 1/4/99. The value of the collateral including accrued interest was $52,533,163.

CIBC Oppenheimer, 4.75%, in the principal amount of $255,000,000, repurchase price $255,134,583, due 1/4/99. The value of the collateral including accrued interest was $260,553,672.

SBC Warburg Dillon Reed Inc., 4.70%, in the principal amount of $255,000,000, repurchase price $255,133,167, due 1/4/99. The value of the collateral including accrued interest was $261,037,802.

Morgan (JP) Securities, Inc., 4.35%, in the principal amount of $117,710,000, repurchase price $117,766,893, due 1/4/99. The value of the collateral including accrued interest was $120,272,486.

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchases and the proceeds from the sales of securities (excluding short-term issues) for the fiscal year ended December 31, 1998 were as follows:

Cost of Purchases:

                                          CONSERVATIVE       FLEXIBLE
                                            BALANCED          MANAGED
                                         ---------------  ---------------
Government Securities..................  $ 2,907,392,972  $ 2,497,336,303
Non-Government Securities..............  $ 4,664,947,720  $ 4,533,514,880

Proceeds from Sales:

                                          CONSERVATIVE       FLEXIBLE
                                            BALANCED          MANAGED
                                         ---------------  ---------------
Government Securities..................  $ 2,956,094,381  $ 2,461,697,036
Non-Government Securities..............  $ 4,778,976,239  $ 5,139,626,859

                                       C4

The federal income tax basis and unrealized appreciation (depreciation) of the Fund's investments as of December 31, 1998 were as follows:

                                          CONSERVATIVE       FLEXIBLE
                                            BALANCED          MANAGED
                                         ---------------  ---------------
Gross Unrealized Appreciation..........  $   429,047,409  $   555,358,703
Gross Unrealized Depreciation..........      164,278,673      320,658,740
Total Net Unrealized...................      264,768,736      234,699,963
Tax Basis..............................    4,497,706,049    5,151,850,046

                                       C5

                          [Intentionally Left Blank]

FINANCIAL HIGHLIGHTS

                                                         CONSERVATIVE BALANCED
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1998       1997       1996      1995(a)    1994(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   14.97  $   15.52  $   15.31  $   14.10  $   14.91
                                         ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................       0.66       0.76       0.66       0.63       0.53
Net realized and unrealized gains
  (losses) on investments..............       1.05       1.26       1.24       1.78      (0.68)
                                         ---------  ---------  ---------  ---------  ---------
    Total from investment operations...       1.71       2.02       1.90       2.41      (0.15)
                                         ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.66)     (0.76)     (0.66)     (0.64)     (0.51)
Distributions from net realized
  gains................................      (0.94)     (1.81)     (1.03)     (0.56)     (0.15)
                                         ---------  ---------  ---------  ---------  ---------
    Total distributions................      (1.60)     (2.57)     (1.69)     (1.20)     (0.66)
                                         ---------  ---------  ---------  ---------  ---------
Net Asset Value, end of year...........  $   15.08  $   14.97  $   15.52  $   15.31  $   14.10
                                         ---------  ---------  ---------  ---------  ---------
                                         ---------  ---------  ---------  ---------  ---------
TOTAL INVESTMENT RETURN:(b)............      11.74%     13.45%     12.63%     17.27%     (0.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $4,796.0   $4,744.2   $4,478.8   $3,940.8   $3,501.1
Ratios to average net assets:
  Expenses.............................       0.57%      0.56%      0.59%      0.58%      0.61%
  Net investment income................       4.19%      4.48%      4.13%      4.19%      3.61%
Portfolio turnover rate................        167%       295%       295%       201%       125%

FINANCIAL HIGHLIGHTS

                                                           FLEXIBLE MANAGED
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1998       1997       1996      1995(a)    1994(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   17.28  $   17.79  $   17.86  $   15.50  $   16.96
                                         ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................       0.58       0.59       0.57       0.56       0.47
Net realized and unrealized gains
  (losses) on investments..............       1.14       2.52       1.79       3.15      (1.02)
                                         ---------  ---------  ---------  ---------  ---------
    Total from investment operations...       1.72       3.11       2.36       3.71      (0.55)
                                         ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.59)     (0.58)     (0.58)     (0.56)     (0.45)
Distributions from net realized
  gains................................      (1.85)     (3.04)     (1.85)     (0.79)     (0.46)
                                         ---------  ---------  ---------  ---------  ---------
    Total distributions................      (2.44)     (3.62)     (2.43)     (1.35)     (0.91)
                                         ---------  ---------  ---------  ---------  ---------
Net Asset Value, end of year...........  $   16.56  $   17.28  $   17.79  $   17.86  $   15.50
                                         ---------  ---------  ---------  ---------  ---------
                                         ---------  ---------  ---------  ---------  ---------
TOTAL INVESTMENT RETURN:(b)............      10.24%     17.96%     13.64%     24.13%     (3.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $5,410.0   $5,490.1   $4,896.9   $4,261.2   $3,481.5
Ratios to average net assets:
  Expenses.............................       0.61%      0.62%      0.64%      0.63%      0.66%
  Net investment income................       3.21%      3.02%      3.07%      3.30%      2.90%
Portfolio turnover rate................        138%       227%       233%       173%       124%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D1

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the Portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Conservative Balanced and Flexible Managed Portfolios (the "Portfolios"), two of the fifteen portfolios that comprise The Prudential Series Fund, Inc. at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended December 31, 1995 for each of the Portfolios were audited by other independent accountants, whose opinion dated February 15, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
February 12, 1999

                          TAX INFORMATION (UNAUDITED)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 1998) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 1998, the Series Fund paid dividends as follows:

                                        ORDINARY DIVIDENDS
                                   ----------------------------
                                                  SHORT-TERM        LONG-TERM        TOTAL
                                     INCOME      CAPITAL GAINS    CAPITAL GAINS    DIVIDENDS
                                   -----------  ---------------  ---------------  -----------
Conservative Balanced Portfolio     $   0.664      $   0.898        $   0.044      $   1.606
Flexible Managed Portfolio              0.586          0.949            0.901          2.436

                                       E1

                       The Prudential Series Fund, Inc.


                     Supplement dated February 26, 1999 to
                         Prospectus dated May 1, 1998



The following disclosure replaces in its entirety the fourth paragraph under the heading, "Investment Objectives and Policies of the Portfolios - Balanced Portfolios - Flexible Managed Portfolio" in the Prospectus:

                The bond portion of this portfolio will primarily be invested in securities that have a rating at the time of purchase within the four highest grades determined by Moody's, S&P, or a similar nationally-recognized rating service. A description of corporate bond ratings is contained in the Appendix to the statement of additional information. However, up to 25% of the bond component of this portfolio may be invested in securities having ratings at the time of purchase of "BB," "Ba" or lower, or if not rated, of comparable quality in the opinion of the portfolio manager. These securities are considered speculative and high risk. The risks of medium to lower rated securities, are described in the Prospectus in connection with the High Yield Bond Portfolio. Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The established company common stock component of this portfolio will consist of the equity securities of major corporations that are believed to be in sound financial condition. In selecting stocks of smaller capitalization companies, the portfolio manager may invest in companies that show above average profitability (measured by return-on-equity, earnings, and dividend growth rates) with modest price/earnings ratios or alternatively, in companies whose stock is undervalued relative to other stocks in the market. The individual equity selections for this portfolio may have more volatile market values than the equity securities selected for the Equity Portfolio or the Conservative Balanced Portfolio. The portfolio may also invest in preferred stock, including below investment grade preferred stock, and other equity-related securities. The money market portion of the portfolio will hold high quality money market instruments of the kind held by the Money Market Portfolio. Moreover, when conditions dictate a temporary defensive strategy or during temporary periods of portfolio structuring and restructuring, the Flexible Managed Portfolio may invest, without limit, in high quality money market instruments of the kind held by the Money Market Portfolio.



                                      F1

The following disclosure replaces in its entirety the seventh paragraph under the heading, "Investment Objectives and Policies of the Portfolios - Balanced Portfolios - Flexible Managed Portfolio" in the Prospectus:

        The facts that this portfolio will invest in a mix of common stocks regarded as having higher risks than the mix of common stocks that will be purchased by the Conservative Balanced Portfolio; that the bond portion of its portfolio will include a higher percentage of bonds having ratings at the time of purchase of "BB," "Ba" or lower (or if unrated, of comparable quality); and that the "normal" mix for this portfolio will include a higher percentage of stocks all combine to mean that the risk of investing in this portfolio is relatively higher - to the extent that each of these factors results in greater risks - than the risk of investing in the Conservative Balanced Portfolio.





                                      F2

                          [Intentionally Left Blank]

BOARD OF
DIRECTORS               THE PRUDENTIAL SERIES FUND, INC.

MENDEL A. MELZER, CFA                       W. SCOTT McDONALD, JR., Ph.D.               E. MICHAEL CAULFIELD
  CHAIRMAN,                                   VICE PRESIDENT,                             EXECUTIVE VICE PRESIDENT,
  THE PRUDENTIAL SERIES FUND, INC.            KALUDIS CONSULTING GROUP                    PRUDENTIAL FINANCIAL MANAGEMENT
                                                                                          THE PRUDENTIAL INSURANCE
                                                                                          COMPANY OF AMERICA

SAUL K. FENSTER, Ph.D.                              JOSEPH WEBER, Ph.D.
  PRESIDENT,                                          VICE PRESIDENT,
  NEW JERSEY INSTITUTE OF TECHNOLOGY                  INTERCLASS (INTERNATIONAL CORPORATE LEARNING)

================================================================================
The toll-free number shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free number. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

                                    [GRAPHIC]

                                 1-800-778-2255

                                 8 a.m. - 9 p.m.

================================================================================
In the past, Contract Owners who held several variable contracts at the same address received multiple copies of Annual Reports and Semiannual Reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The above toll-free number should be used to request any additional copies of the Pruco Life's PRUvider(SM) Annual Report. Proxy material and tax information will continue to be sent to each account of record.

[LOGO]
================================================================================
Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.

                                                                  --------------
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Minneapolis, MN 55440-0197                                         U.S. Postage
                                                                       PAID
Address Service Requested                                           Prudential
                                                                  --------------

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PRUvider AR 12/98             Printed in the U.S.A.
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